SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 29

(File No. 33-47302)	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 49

(File No. 811-3217)	☒

RiverSource Account F

(Exact Name of Registrant)

RiverSource Life Insurance Company

(Name of Depositor)

70100 Ameriprise Financial Center,

Minneapolis, MN 55474

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code (612) 678-5337

Nicole D. Wood,

50607 Ameriprise Financial Center,

Minneapolis, MN 55474

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Prospectus
May 1, 2017
RiverSource®
Group Variable Annuity Contract
Group Unallocated Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) ameriprise.com/variableannuities RiverSource Account F
New contracts are not currently being offered.
This prospectus contains information that you should know before investing. Prospectuses are also available for the Columbia Funds Variable Series Trust II funds. Please read the prospectuses carefully and keep them for future reference. This contract is designed to fund employer group retirement plans that qualify as retirement programs under Sections 401 (including 401(k)) and 457 of the Internal Revenue Code of 1986, as amended (the Code).
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.
A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).
Variable annuities are complex products. The fees and charges, as well as the available features and benefits, of the variable annuity contracts described in this prospectus will be different from other variable annuities offered in the marketplace. The interest credited, guarantees provided, and credits available, as well as the funds serving as underlying investments and their corresponding expenses, may differ among the variable annuities that are available to you. RiverSource Life may offer other variable annuities or other types of annuities. The benefits, features, fees and charges of these annuities may be different from those described in this prospectus. With the aid of an appropriate financial professional, we encourage you to compare and contrast the variable annuity contracts described in this prospectus with other variable annuities available in the marketplace, including other types of annuities we may offer. This will aid in determining whether purchasing a contract is consistent with your investment objectives, risk tolerance, time horizon, marital status, tax situation, and your unique financial situation and needs. If you select an annuity that includes surrender or other liquidation charges, you should also consider any future needs you may have to access your contract value. The optional benefits and features available with the contracts usually come with additional costs. Consider any additional costs carefully when electing these optional benefits and features.

0    RiverSource Group Variable Annuity Contract — Prospectus

RiverSource Group Variable Annuity Contract — Prospectus    1

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuity payouts: A fixed amount paid at regular intervals.
Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract anniversary: An anniversary of the effective date of this contract.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Fixed account: Part of our general account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.
Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Owner (you, your): The plan sponsor or trustee of the plan.
Participant: An eligible employee or other person who is entitled to benefits under the plan.
Plan: The retirement plan under which the contract is issued and which meets the requirements of Code Sections 401 (including 401(k)) or 457. The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is already tax deferred.
Retirement date: The date when annuity payouts are scheduled to begin.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

RiverSource Group Variable Annuity Contract — Prospectus    3

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.
Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

4    RiverSource Group Variable Annuity Contract — Prospectus

The Contract in Brief
Purpose: The contract is designed to fund employer group retirement plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. The contract provides for the accumulation of values on a fixed and/or variable basis. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value on a fixed basis beginning at a specified date (the retirement date).
The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is tax deferred. However, the contract has features other than tax deferral that may help in reaching retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits (see “Taxes — Required minimum distributions”). You should consult your tax advisor for an explanation of the potential tax implications to you.
Accounts: Currently, you may allocate your purchase payments among any or all of:
•	the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See “The Variable Account and the Funds”)
•	the fixed account, which earns interest at a rate that we adjust periodically. (See “The Fixed Account”)
Buying a contract: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See “Buying Your Contract”).
Free look period: The contracts in this prospectus are no longer sold. Generally, all available free look periods have now expired.
Withdrawals, loans and conversions: You may withdraw all or part of the contract’s value at any time. Withdrawals may be subject to charges and IRS penalty taxes and may have tax consequences. Total withdrawals may be subject to a market value adjustment. (see “Withdrawals, Loans and Conversions”)
You also may request a withdrawal for the purpose of funding loans for participants. A withdrawal for a loan is not subject to withdrawal charges. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there are any unpaid loans at the time of a total withdrawal, contract transfer or termination. (see “Withdrawals, Loans and Conversions”)
If a participant terminates employment, you may direct us to withdraw a part of the contract value so that the participant can purchase an individual deferred annuity from us. Withdrawal charges will not apply at the time of withdrawal for this conversion. (see “Withdrawals, Loans and Conversions”)
Contract transfer, market value adjustment and contract termination: Subject to certain restrictions, you currently may redistribute contract value among accounts while the contract is in force. (see “Contract Transfer, Market Value Adjustment and Contract Termination”)
You may direct us to withdraw the total contract value and transfer that value to another funding agent. (see “Withdrawals by owner for transfer of Funds”)
If the value of the fixed account is canceled due to total withdrawal, contract transfer or contract termination, we may impose a market value adjustment in addition to applicable contract charges. The amount of the market value adjustment approximates the gain or loss resulting from our sale of assets we purchased with the purchase payments. (see “Market Value Adjustment”)
Under certain circumstances, we may terminate the contract. (see “Contract Termination”)
Prohibited investments: You cannot offer under the plan any of the following funding vehicles to which future contributions may be made:
•	guaranteed investment contracts;
•	bank investment contracts;
•	annuity contracts with fixed and/or variable accounts; or
•	funding vehicles providing a guarantee of principal. (see “Contract Termination”)
Changing ownership: In general, ownership of the contract may not be transferred. (see “Changing Ownership”)
Annuity payouts: You can direct us to begin retirement payouts to a payee under an annuity payout plan that begins on the participant’s retirement date. You may choose from a variety of plans, or we may agree to other payout arrangements. The annuity payout plan you select must meet the requirements of the plan. Payouts will be made on a fixed basis. (see “The Annuity Payout Period”)
Taxes: Generally there is no federal income tax to participants on contributions made to the contract or on increases in the contract’s value until distributions are made (under certain circumstances, IRS penalty taxes and other tax consequences may apply). (see “Taxes”)
Recordkeeper: We must approve any person or entity authorized by you to administer recordkeeping services for the plan and participants. (see “Recordkeeping Services”)
Limitations on use of contracts: if mandated by applicable law, including but not limited to, federal

RiverSource Group Variable Annuity Contract — Prospectus    5

anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

6    RiverSource Group Variable Annuity Contract — Prospectus

Expense Summary
The following tables describe the fees and expenses that you paid when buying, owning and making a withdrawal from the contract. The first table describes the fees and expenses that you paid at the time that you bought the contract and will pay when you make a withdrawal from the contract. State premium taxes also may be deducted.
Contract Owner Transaction Expenses
Withdrawal charge
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)
Contract year	Withdrawal charge percentage
1	6%
2	6
3	5
4	4
5	3
6	2
7	1
Thereafter	0
Liquidation charge under Variable Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to withdraw those payments. The amount that you can surrender is the present value of any remaining variable payouts. The liquidation charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.
Withdrawal charge for fixed annuity payouts, if available:
Number of Completed Years Since Annuitization	Withdrawal charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit withdrawals in the first year after annuitization.
The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Annual Contract Administrative Charge
Guaranteed:	$1,000 ($250 per quarter)
Current:	$500 ($125 per quarter)
Annual Variable Account Expenses
(As a percentage of average daily variable account value)
Mortality and expense risk fee	1%
Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the contract. These operating expenses are for the fiscal year ended Dec. 31, 2016, unless otherwise noted. More detail concerning each underlying fund’s fees and expenses is contained in each fund’s prospectus.

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Minimum and maximum annual operating expenses for the funds
(Including management, distribution (12b-1) and/or service fees and other expenses)(1)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.62	1.07
(1)	Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.
Examples
These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges, variable account annual expenses and fund fees and expenses.
These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.
Maximum Expenses.(*) This example assumes the maximum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. Although your actual costs may be lower, based on this assumption your costs would be:
If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$1,769	$4,059	$6,154	$11,387	$1,212	$3,591	$5,905	$11,387
Minimum Expenses.(**) This example assumes the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. Although your actual costs may be higher, based on this assumption your costs would be:
If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$1,256	$2,559	$3,666	$6,525	$666	$1,990	$3,302	$6,525
(*)	In these examples, the contract administrative charge is $1,000.
(**)	In these examples, the contract administrative charge is $500.
Condensed Financial Information (Unaudited)
The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2016.
Variable account charges of 1.00% of the daily net assets of the variable account.
Year ended Dec. 31,	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Columbia Variable Portfolio – Balanced Fund (Class 3) (4/30/1986)
Accumulation unit value at beginning of period	$7.38	$7.33	$6.72	$5.59	$4.94	$4.87	$4.37	$3.56	$5.12	$5.09
Accumulation unit value at end of period	$7.77	$7.38	$7.33	$6.72	$5.59	$4.94	$4.87	$4.37	$3.56	$5.12
Number of accumulation units outstanding at end of period (000 omitted)	50,111	55,043	60,421	67,092	75,035	85,342	98,195	114,606	136,181	171,598

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (10/13/1981)
Accumulation unit value at beginning of period	$14.99	$15.03	$13.17	$9.95	$8.83	$8.47	$7.29	$5.93	$10.36	$10.17
Accumulation unit value at end of period	$16.02	$14.99	$15.03	$13.17	$9.95	$8.83	$8.47	$7.29	$5.93	$10.36
Number of accumulation units outstanding at end of period (000 omitted)	30,445	33,996	37,456	41,908	47,159	53,730	61,965	72,745	86,153	109,144

Columbia Variable Portfolio – Global Bond Fund (Class 3) (5/1/1996)
Accumulation unit value at beginning of period	$1.79	$1.92	$1.93	$2.11	$2.00	$1.93	$1.83	$1.66	$1.68	$1.58
Accumulation unit value at end of period	$1.75	$1.79	$1.92	$1.93	$2.11	$2.00	$1.93	$1.83	$1.66	$1.68
Number of accumulation units outstanding at end of period (000 omitted)	5,705	6,788	8,509	10,149	13,462	15,112	17,789	19,806	23,087	23,737

8    RiverSource Group Variable Annuity Contract — Prospectus

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
(Including management, distribution (12b-1) and/or service fees and other expenses)(1)
Year ended Dec. 31,	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Columbia Variable Portfolio – Government Money Market Fund (Class 3) (10/13/1981)
Accumulation unit value at beginning of period	$2.94	$2.96	$2.99	$3.02	$3.05	$3.08	$3.11	$3.14	$3.10	$2.99
Accumulation unit value at end of period	$2.91	$2.94	$2.96	$2.99	$3.02	$3.05	$3.08	$3.11	$3.14	$3.10
Number of accumulation units outstanding at end of period (000 omitted)	4,688	5,015	6,039	7,437	8,389	10,112	12,490	18,080	29,776	30,042

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (5/1/1996)
Accumulation unit value at beginning of period	$2.54	$2.60	$2.53	$2.41	$2.10	$2.01	$1.78	$1.17	$1.58	$1.57
Accumulation unit value at end of period	$2.81	$2.54	$2.60	$2.53	$2.41	$2.10	$2.01	$1.78	$1.17	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	12,005	13,808	15,999	18,052	20,909	22,877	26,363	30,657	32,524	44,452

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (10/13/1981)
Accumulation unit value at beginning of period	$9.11	$9.19	$8.81	$9.11	$8.56	$8.10	$7.55	$6.67	$7.19	$6.90
Accumulation unit value at end of period	$9.43	$9.11	$9.19	$8.81	$9.11	$8.56	$8.10	$7.55	$6.67	$7.19
Number of accumulation units outstanding at end of period (000 omitted)	12,611	14,201	16,269	18,981	23,749	26,406	30,937	35,631	39,953	46,543

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (6/1/2001)
Accumulation unit value at beginning of period	$1.98	$1.89	$1.78	$1.37	$1.25	$1.48	$1.18	$0.73	$1.34	$1.19
Accumulation unit value at end of period	$2.00	$1.98	$1.89	$1.78	$1.37	$1.25	$1.48	$1.18	$0.73	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	69,385	77,880	85,290	95,864	108,665	127,098	148,423	174,431	202,409	251,387

Columbia Variable Portfolio – Select International Equity Fund (Class 3) (1/13/1992)
Accumulation unit value at beginning of period	$2.35	$2.26	$2.50	$2.07	$1.77	$2.04	$1.81	$1.44	$2.43	$2.18
Accumulation unit value at end of period	$2.19	$2.35	$2.26	$2.50	$2.07	$1.77	$2.04	$1.81	$1.44	$2.43
Number of accumulation units outstanding at end of period (000 omitted)	49,035	56,511	62,104	69,889	78,880	94,035	112,060	133,233	159,052	200,695

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Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.
The Variable Account and the Funds
The variable account: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds. The contract currently offers subaccounts investing in shares of the funds listed in the table below.
•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.
•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund Name and Management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

10    RiverSource Group Variable Annuity Contract — Prospectus

•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
•	Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•	Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including, but not limited to expense payments and non-cash compensation, for various purposes:
•	Compensating, training and educating investment professionals who sell the contracts.

RiverSource Group Variable Annuity Contract — Prospectus    11

•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to contract owners, authorized selling firms and investment professionals.
•	Providing sub-transfer agency and shareholder servicing to contract owners.
•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.
•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•	Furnishing personal services to contract owners, including education of contract owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.
•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
You may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the funds listed in the table below. From time to time, certain fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result it is possible you may receive various forms, reports and confirmations that reflect a fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Balanced Fund (Class 3)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 3)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Global Bond Fund (Class 3)	Non-diversified fund that seeks high total return through income and growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Government Money Market Fund (Class 3)	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - High Yield Bond Fund (Class 3)	Seeks high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Intermediate Bond Fund (Class 3)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

12    RiverSource Group Variable Annuity Contract — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 3)	Seeks growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select International Equity Fund (Class 3)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser.

RiverSource Group Variable Annuity Contract — Prospectus    13

The General Account
The general account includes all assets owned by RiverSource Life, other than those in the variable account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any death or living benefits offered under the contract. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The Fixed Account
You also may allocate purchase payments and transfer contract value to the fixed account. Amounts allocated to the fixed account are part of our general account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses.
We have not registered interests in the fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. We believe these options are exempt from registration under the federal securities laws because the underlying values do not vary according to the performance of a separate account and satisfy state standard non-forfeiture laws. Accordingly we have a reasonable basis for concluding that the fixed account provides sufficient guarantees of principal and interest through the company’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933.
The fixed account has not been registered with the SEC. Disclosures regarding the fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
In addition, a market value adjustment is imposed on the fixed account if the owner cancels the value of the fixed account due to total withdrawal, contract transfer or contract termination. The amount of the market value adjustment approximates the gain or loss resulting from sale by RiverSource Life of assets purchased with purchase payments. (See “Market Value Adjustment.”)
Buying Your Contract
New contracts are not currently being offered.
We applied your initial purchase payment to the accounts you selected within two business days after we received it at our Service Center. We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.

14    RiverSource Group Variable Annuity Contract — Prospectus

How to Make Purchase Payments
1 1 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
70200 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By scheduled payment plan
A sales representative can help set up participant salary reduction.
Charges
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. We deduct $125 from the contract value at the end of each contract quarter (each three-month period measured from the effective date of your contract). This equates to an annual charge of $500. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the contract administrative charge in the future, but we guarantee that it will never exceed $250 per quarter ($1,000 per year).
Mortality and Expense Risk Fee
We charge this fee daily to your subaccounts. The unit values of your subaccounts reflect this fee and it totals 1% of the subaccounts’ average daily net assets on an annual basis. This fee covers the mortality risk and expense risk that we assume. This fee does not apply to the fixed account.
Mortality risk arises because of our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific participant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge above $1,000 per year and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•	then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.
Withdrawal Charge
If the owner withdraws part or all of the contract, a withdrawal charge may apply. This withdrawal charge represents a percentage of the amount withdrawn as follows:
Contract year	Withdrawal charge percentage
1	6%
2	6
3	5
4	4
5	3
6	2
7	1

RiverSource Group Variable Annuity Contract — Prospectus    15

Contract year	Withdrawal charge percentage
Thereafter	0
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.
Example
Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 6%. The total amount we actually deduct from your contract is $1,063.83. We determine this amount as follows:
Amount requested	or	$1,000	=	$1,063.83
1.00 – withdrawal charge		.94
By applying the 6% withdrawal charge to $1,063.83, the withdrawal charge is $63.83. We pay you the $1,000 you requested.
Waiver of withdrawal charge
We do not assess withdrawal charges for withdrawals on behalf of a participant if the participant:
•	attains age 59 ½;
•	purchases an immediate annuity under the annuity payout plans of this contract after separation from service;
•	retires under the plan after age 55;
•	becomes disabled (as defined by the Code);
•	dies;
•	encounters financial hardship as permitted under the plan and the Code;
•	receives a loan as requested by the owner; or
•	converts contract value to an IRA or other qualified annuity offered by us as requested by the owner.
Liquidation charge under Variable Annuity Payout Plan E — Payouts for a specified period: Under this annuity payout plan, you can choose to withdraw those payments. The amount that you can surrender is the present value of any remaining variable payouts. The liquidation charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Withdrawal charge under annuity payout plans allowing surrenders of the present value of remaining guaranteed payouts: If you elect an annuity payout plan and the plan we make available provides a liquidity feature permitting you to withdraw any portion of the underlying value of remaining guaranteed payouts, a withdrawal charge may apply.
A withdrawal charge will be assessed against the present value of any remaining guaranteed payouts withdrawn. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you withdrawn, the present value determined will be multiplied by the withdrawal charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Withdrawal charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit withdrawals in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any withdrawal charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following withdraw will be reduced to zero.

16    RiverSource Group Variable Annuity Contract — Prospectus

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Currently, there are no premium taxes under this contract. However, a charge will be made by us against the contract value for any state and local premium taxes to the extent the taxes are payable in connection with the purchase of a contract under the annuity payout plans.
Valuing Your Investment
We value your accounts as follows:
The Fixed Account
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:
•	the sum of your purchase payments and transfer amounts allocated to the fixed account;
•	plus interest credited;
•	minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out; and
•	minus any prorated portion of the contract administrative charge.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge or a withdrawal charge.
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.
Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee and the contract administrative charge from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•	additional purchase payments you allocate to the subaccounts;
•	transfers into or out of the subaccounts;
•	partial withdrawals;

RiverSource Group Variable Annuity Contract — Prospectus    17

•	withdrawal charges;
and a deduction of:
•	a prorated portion of the contract administrative charge.
Accumulation unit values will fluctuate due to:
•	changes in fund net asset value;
•	fund dividends distributed to the subaccounts;
•	fund capital gains or losses;
•	fund operating expenses; and
•	mortality and expense risk fee and the contract administrative charge.
Withdrawals, Loans and Conversions
Withdrawal Policies
•	If you request a total withdrawal, payment will equal the total contract value less the contract administrative charge, any applicable premium tax and withdrawal charge.
•	You or the recordkeeper must state the reason for a partial withdrawal.
•	If the contract has a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your accounts in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.
•	A market value adjustment may apply to total withdrawals from the fixed account. (See “Contract Transfer, Market Value Adjustment and Contract Termination.”)
Special Withdrawal Provisions
•	The rights of any person to benefits under the plans in which these contracts are issued will be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract.
•	We reserve the right to defer withdrawal payments from the fixed account for a period not to exceed six months from the date we receive the withdrawal request.
•	Since contracts offered will be issued in connection with retirement plans you should refer to the terms of the particular plan for any further limitations or restrictions on withdrawals.
•	You may pay withdrawal charges (see “Charges — Withdrawal Charge”) and IRS taxes and penalties (see “Taxes”).
Receiving Withdrawal Payments
By regular or express mail:
•	payable to you.
•	mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
•	the NYSE is closed, except for normal holiday and weekend closings;
•	trading on the NYSE is restricted, according to SEC rules;
•	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
•	the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total withdrawal amount until cleared from the originating financial institution.
Withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits (see “Taxes — Required minimum distributions”).
Loans
You may request withdrawals to fund loans for participants. You must specify from which accounts to make withdrawals at the time of the loan request. Loan amounts and terms must comply with the applicable requirements of the plan and Code. We assume no responsibility for the validity or compliance of the loan.

18    RiverSource Group Variable Annuity Contract — Prospectus

Withdrawals to fund loans under the plan will not be subject to withdrawal charges when the loan is made. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there is an unpaid loan balance at the time of a total withdrawal, contract transfer or termination (see “Charges – Withdrawal Charge”).
Conversion
You may transfer on the participant’s behalf part of the contract value to an individual deferred annuity contract offered by us in the event of:
•	the termination of participant’s employment; or
•	other reasons which are acceptable to us and meet the requirements of the plan and the Code.
This individual contract will qualify as an individual retirement annuity under Section 408 or another applicable section of the Code. Withdrawal charges will not apply at the time of conversion.
A Special Note on Cybersecurity Risks
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Contract Transfer, Market Value Adjustment and Contract Termination
Transferring Among Accounts
You may transfer contract value from any one subaccount to another account while the contract is in force. You also may transfer contract values from the fixed account to one or more subaccounts once during each of two transfer periods: within 60 days after each plan year anniversary and within 60 days after the first day of the seventh month in each plan year. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next transfer period. We will not accept requests for transfers from the fixed account at any other time.
When your request to transfer will be processed depends on when we receive it:
•	If we receive your transfer request in good order at our Service Center before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request in good order at our Service Center at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.
We may suspend or modify transfer privileges at any time. Any restrictions imposed by the plan will apply.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

RiverSource Group Variable Annuity Contract — Prospectus    19

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying fund in which a subaccount invests;
•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,
•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of

20    RiverSource Group Variable Annuity Contract — Prospectus

fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to request a Transfer or Withdrawal
You can request a transfer or withdrawal by letter or any other method we agree to. Send the plan name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to:
RiverSource Life Insurance Company
70200 Ameriprise Financial Center
Minneapolis, MN 55474
*	Failure to provide Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
You may withdraw all or part of the contract value at any time. We will process your withdrawal request on the valuation date we receive it. If we receive your withdrawal request at our Service Center before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our Service Center at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay withdrawal charges (see “Charges — Withdrawal Charge”) and IRS taxes and penalties (see “Taxes”).
Withdrawals by owner for transfer of funds
You may direct us to withdraw the total contract value and transfer that value to another funding agent. You will pay all applicable contract charges including withdrawal charges, and we will deduct them from the first payout unless you transfer the total contract value to a plan offered by us or our affiliates. (See “Charges.”) You must provide us with a written request to make such a withdrawal. This written request must be sent to our Service Center and must specify the initial withdrawal date and payee to whom the payouts are to be made.
At your option, we will pay the contract value, less any applicable charges, in annual installments or in a lump sum as follows:
1.	We may pay the contract value in five annual installments beginning on the initial withdrawal date and then on each of the next four anniversaries of such date as follows:

Installment payment	Percentage of then remaining contract value balance
1	20%

RiverSource Group Variable Annuity Contract — Prospectus    21

Installment payment	Percentage of then remaining contract value balance
2	25
3	33
4	50
5	100
We will not allow additional withdrawals for benefits or other transfers of contract values and we will not accept additional purchase payments after we make the first withdrawal payment. We will continue to credit interest to any contract value balance remaining after an installment payment at the interest rate then in effect for the fixed account.
2.	We may pay the contract value in a lump sum. We will base any contract value attributable to the fixed account on market value. We will determine the market value by applying the formula described below under “Market Value Adjustment”. We will make lump sum payments according to the withdrawal provisions (see “Withdrawals, Loans and Conversions — Receiving Withdrawal Payments”).
Market Value Adjustment
A Market Value Adjustment (MVA) applies only when we pay out the fixed account value in a lump sum when:
•	you withdraw the total contract value to transfer that value to another funding vehicle;
•	you make a total withdrawal of the fixed account contract value; or
•	we terminate the contract as described below. (See “Contract Termination.”)
We will apply the MVA to the contract value withdrawn from the fixed account after deducting any applicable contract administrative charge and withdrawal charge. (See “Charges.”)
The MVA will reflect the relationship between the current interest rate credited to new purchase payments allocated to the fixed account and the rate credited to all prior purchase payments. We calculate the MVA as follows:
MVA = fixed account value × (A – B) x C
Where:
A	=	the weighted average interest rate (in decimal form) credited to all fixed account purchase payments made by you at the time of termination, rounded to four decimal places;
B	=	the interest rate (in decimal form) credited to new purchase payments to the contract at the time of termination or total withdrawal, rounded to four decimal places; and
C	=	the annuity factor, which represents the relationship between the contract year and the average duration of underlying investments from the following table:

Contract year	Annuity factor
1–3	6.0
4–6	5.0
7+	4.0
The following examples show a downward and upward MVA.
1.	Assume: contract effective date of Oct. 1, 1993 contract termination date of July 1, 1998 contract year at termination is five

Year	Purchase payments	Initial rate	Current rate	Accumulation account value
1	$10,000	6.50%	6.25%	$12,560
2	8,000	6.00	6.25	9,870
3	12,000	6.25	6.25	13,960
4	15,000	7.50	6.75	16,660
5	20,000	6.50	6.50	20,640

22    RiverSource Group Variable Annuity Contract — Prospectus

Total accumulation account value	=	$73,690
Withdrawal charge = .03 × 73,690	=	2,211
Fixed account value = 73,690 – 2,211	=	71,479
Weighted average interest rate	=	6.433%
Interest rate on new purchase payments	=	6.750
MVA = $71,479 × (.06433 – .06750) × 5.0	=	$(1,132.94)
Market value = 71,479 – 1,132.94	=	70,346.06
2.	Assume: contract effective date of Jan. 15, 1994 contract termination date of Sept. 20, 1996 contract year at termination is three

Year	Purchase payments	Initial rate	Current rate	Accumulation account value
1	$15,000	7.00%	6.25%	$17,710
2	20,000	6.50	6.00	22,140
3	25,000	5.50	5.50	25,910

Total accumulation account value	=	$65,760
Withdrawal charge = .05 × 65,760	=	3,288
Fixed account value = 65,760 – 3,288	=	62,472
Weighted average interest rate	=	5.870%
Interest rate on new purchase payments	=	5.250
MVA = $62,472 × (.05870 – .05250) × 6	=	$2,323.96
Market value = 62,472 + 2,323.96	=	64,795.96
No MVA applies if:
•	you make a partial withdrawal of the fixed account contract value;
•	we pay you installment payments when you withdraw the total contract value and transfer that value to another funding vehicle or we terminate the contract; or
•	you transfer contract values from the fixed account to the variable accounts. (See “Transferring Money Between Accounts.”)
Contract Termination
We reserve the right, upon at least 30 days’ written notice, to declare a contract termination date.
We may declare a contract termination date if:
•	you adopt an amendment to the plan that causes the plan to be materially different from the original plan (to be “materially different,” the amendment must cause a substantial change in the level of the dollar amounts of purchase payments or contract benefits paid by us);
•	the plan fails to qualify or becomes disqualified under the appropriate sections of the Code;
•	while the contract is in force, and prior to any withdrawal or contract termination, you offer under the plan a prohibited investment as a funding vehicle to which future contributions may be made (prohibited investments include: guaranteed investment contracts, bank investment contracts, annuity contracts with fixed and/or variable accounts, and funding vehicles providing a guarantee of principal); or
•	you change to a record-keeper not approved by us.
If we waive our rights to terminate the contract under any provision of this section at any time, such waiver will not be considered a precedent and will not prohibit us from exercising the right to terminate this contract, for the reasons noted above, at any future time.
Procedures at contract termination
On the contract termination date, we will withdraw any outstanding charges, including any contract administrative charge, from the contract value. A withdrawal charge may apply on account of any termination under this provision. We will deduct it from the first termination payment. (See “Charges.”)
At your option, we will pay the contract value in a lump sum or in annual installment payouts according to the table under “Withdrawals by owner for transfer of funds” above. A lump sum payout will be subject to an applicable MVA to the fixed account value. If you do not select an option, we will pay the contract value to you under the installment option.

RiverSource Group Variable Annuity Contract — Prospectus    23

How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner/annuitant or the unclaimed death benefits will be presumed abandoned and subject to escheatment.
Changing Ownership
You may not transfer ownership of the contract except to:
•	a trustee or successor trustee of a pension or profit sharing trust that is qualified under the Code; or
•	as otherwise permitted by laws and regulations governing the plans under which the contract is issued.
Subject to the provisions above, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan or as a security for the performance of an obligation or for any other purpose except as required or permitted by the Code.
The Annuity Payout Period
When a plan participant reaches his or her retirement date, you may select one of the annuity payout plans outlined below or we may mutually agree on other payout arrangements. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. We do not deduct any withdrawal charges upon retirement, but withdrawal charges may apply when electing to exercise liquidity features we may make available under certain fixed annuity payout options. Special rules apply for partial annuitization of your annuity contract, see “Taxes”.
We will make retirement payouts on a fixed basis under a supplemental fixed immediate annuity in the form customarily offered by us at the time of purchase.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts will vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the retirement date. Generally, you may select one of the Plans A through E below or another plan agreed to by us.
•	Plan A – Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•	Plan B – Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period in the event the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•	Plan C – Life annuity — installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

24    RiverSource Group Variable Annuity Contract — Prospectus

•	Plan D – Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
•	Plan E — Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum.
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. These plans may include cash refund features providing a guarantee of receiving at least a return of the settlement amount (less any annuity payments made and premium tax paid) in the event of the annuitant’s death, term certain installment plans with varying durations, and liquidity features allowing access under certain circumstances to a withdrawal of the underlying value of remaining payouts. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features may either reduce the amount of future payouts you would otherwise receive or result in payouts ceasing.
Utilizing a liquidity feature to withdraw the underlying value of remaining payouts may result in the assessment of a withdrawal charge (See “Charges — Withdrawal charge)” or a 10% IRS penalty tax. (See “Taxes.”).
Restrictions on payout options: If you elect an annuity payout plan, it must comply with certain IRS regulations governing RMDs. In general, your annuity payout plan will meet these regulations if payouts are made:
•	in equal or substantially equal payments over a period not longer than the life expectancy of the participant or over the life expectancy of the participant and designated beneficiary; or
•	over a period certain not longer than the life expectancy of the participant or over the life expectancy of the participant and designated beneficiary.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the immediate annuity is purchased to provide retirement payouts. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.
Taxes
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
Taxation of annuities in general: Generally, there is no tax to a participant on contributions made to the contract or on any increases in the value of the contract. However, when a taxable distribution (or deemed distribution) to a participant occurs, the distribution will be subject to taxation (except contributions that were made with after-tax dollars).
We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Tax-deferred retirement plans: This contract is used to fund retirement plans that are already tax deferred under the Code. The contract will not provide any necessary or additional tax deferral for the retirement plan.
Required minimum distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (RMDs) beginning at age 70 ½. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor for an explanation of the potential tax implications to you.

RiverSource Group Variable Annuity Contract — Prospectus    25

Mandatory withholding: If the participant receives a distribution from the plan, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time of the payout. Any withholding represents a prepayment of the participant’s tax due for the year and the participant will take credit for these amounts when filing an annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, the participant elects to roll the distribution over directly to an IRA or another eligible plan.
In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise when:
•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over the participant’s life or life expectancy (or the joint lives or life expectancies of the participant and designated beneficiary) or over a specified period of ten years or more;
•	the payout is an RMD as defined under the Code;
•	the payout is a 457 non-governmental plan distribution;
•	the payout is made on account of an eligible hardship; or
•	the payout is a corrective distribution.
Payouts made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.
State withholding also may be imposed on taxable distributions.
Elective withholding: If the distribution from the plan is not subject to mandatory withholding as described above, the participant can elect not to have any withholding occur. To do this the participant must provide a valid Social Security Number or Taxpayer Identification Number.
If the participant does not make this election and if the payout is part of an annuity payout plan, the amount of withholding generally is computed using payroll tables. If a distribution is made to the participant under a Section 457 plan, withholding is computed using payroll methods, depending upon the type of payment. If the distribution is any other type of payment (such as a partial or full withdrawal), withholding is computed using 10% of the taxable portion.
The withholding requirements differ if we deliver the payment outside the United States and/or to a non-resident alien.
Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, state withholding may be deducted from the payment.
Penalties: If participants receive a distribution from the plan before reaching age 59 ½, they may have to pay a 10% IRS penalty on the amount includable in their ordinary income. However, this penalty generally will not apply to any amount received by the participant or designated beneficiary:
•	because of the participant’s death;
•	because the participant becomes disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over the participant’s life or life expectancy (or joint lives or life expectancies of the participant and designated beneficiary);
•	if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or
•	if the payout is a 457 plan distribution.
Other exceptions may apply if you withdraw from the contract before your plan specifies that payouts can be made.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of the contract.
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.

26    RiverSource Group Variable Annuity Contract — Prospectus

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions to the contrary. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
The number of votes is determined by applying the percentage interest in each subaccount to the total number of votes allowed to the subaccount.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.
Other Contractual Provisions
Modification
We may modify the contract upon notice to you, if such modification:
•	is necessary to make the contract or the subaccounts comply with any law or regulation issued by a governmental agency to which we or the subaccounts are subject;
•	is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts;
•	is necessary to reflect a change in the subaccounts; or
•	provides additional accumulation options for the subaccounts.
In the event of any such modification, we may make appropriate endorsement to the contract to reflect such modification.
Proof of Condition or Event
Where any payments under the contract depend on the recipient being alive and/or being a certain age on a given date, or depend on the occurrence of a specific event, we may require satisfactory proof that such a condition has been met prior to making the payment.
Recordkeeping Services
We provide a contract to fund plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. We do not provide any administrative or recordkeeping services in connection with the plan. We will rely on information and/or instructions provided by the plan administrator and/or recordkeeper in order to properly administer the contract. For this reason, we must approve any person or entity authorized by the owner to administer recordkeeping services for the plan and participants.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

RiverSource Group Variable Annuity Contract — Prospectus    27

Sales of the Contract
New contracts are not currently being offered.
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
•	The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments We May Make to Selling Firms
•	We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.00% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 0.5% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.
•	We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•	In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•	marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•	providing service to contract owners; and
•	funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its sales representatives to favor the contracts.
Sources of Payments to Selling Firms
When we pay the commissions and other compensation described above from our assets. Our assets may include:
•	revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Expense Summary”);
•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The Funds”);
•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and
•	revenues we receive from other contracts we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•	fees and expenses we collect from contract owners, including withdrawal charges; and
•	fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements made with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

28    RiverSource Group Variable Annuity Contract — Prospectus

•	cause selling firms to encourage their sales representatives to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause selling firms to grant us access to its sales representatives to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Investment Professionals
•	The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.
•	To inform yourself of any potential conflicts of interest, ask the sales representative before you buy, how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the contract.
Service Providers
Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus. We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. Entities that provided services to RiverSource Life in 2016 are listed in the table below.
Name of Service Provider	Services Provided	Address
Ameriprise Financial, Inc.	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA
Ameriprise India Private Limited	Administrative support related to new business and servicing of existing contracts and policies annual report filings	Plot No. 14, Sector 18 Udyog Vihar Gurugram, Haryana – 122 015 India
Sykes Global Services Limited	Administrative support related to e new business and servicing of existing contracts and policies	10 th Floor, Glorietta BPO 1 Office Tower Makati City 1224 Metro Manila Philippines
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
Investments by Riversource Life
RiverSource Life must invest its assets in its general account in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, asset-backed securities, preferred and common stocks, real estate mortgages, real estate and certain other investments. All claims by purchasers of the contracts, and other general account products, will be funded by the general account.
Legal Proceedings
Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. RiverSource Life has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.
RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its consolidated financial condition, results

RiverSource Group Variable Annuity Contract — Prospectus    29

of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.
Additional Information
Incorporation of Certain Documents By Reference
RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2016, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access this document, see “SEC Filings” under “Investor Relations” on our website at www.ameriprise.com.
RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.
Available Information
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials that we file. You can obtain copies of these materials at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI, other information about the contract, and other information incorporated by reference are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).
Indemnification
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

30    RiverSource Group Variable Annuity Contract — Prospectus

Table of Contents of the Statement of Additional Information
Calculating Annuity Payouts	p. 3
Rating Agencies	p. 4
Principal Underwriter	p. 4
Service Providers	p. 4
Independent Registered Public Accounting Firm	p. 5
Financial Statements

RiverSource Group Variable Annuity Contract — Prospectus    31

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
RiverSource Distributors, Inc. (Distributor), Member FINRA.
Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, Inc.
©2008-2017 RiverSource Life Insurance Company. All rights reserved.
S-6156 CC (5/17)

PART B

STATEMENT OF ADDITIONAL INFORMATION

FOR

RIVERSOURCE® FLEXIBLE ANNUITY

RIVERSOURCE® GROUP VARIABLE ANNUITY CONTRACT

RIVERSOURCE® VARIABLE RETIREMENT AND COMBINATION

RETIREMENT ANNUITIES

RIVERSOURCE ACCOUNT F

May 1, 2017

RiverSource Account F is a separate account established and maintained by RiverSource Life Insurance Company (RiverSource Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.

RiverSource	Life Insurance Company

70100 Ameriprise Financial Center

Minneapolis, MN 55474

1-800-862-7919

S-6323 CC (5/17)

2	∎ RIVERSOURCE ACCOUNT F

Calculating Annuity Payouts

THE VARIABLE ACCOUNTS

For Employee Benefit Annuity, Flexible Annuity, Variable Retirement and Combination Retirement Annuities, we do the following calculations separately for each of the variable accounts. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout: To compute your first monthly payment, we:

•	determine the dollar value of your contract or certificate on the valuation date and deduct any applicable premium tax; then

•	apply the result to the annuity table contained in the contract or certificate, or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: We then convert the value of your variable account to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date that falls on (or closest to the valuation date that falls before) the seventh calendar day before the retirement date. The number of units in your variable account is fixed. The value of the units fluctuates with the performance of the underlying fund.

Subsequent Payouts: To compute later payouts, we multiply:

•	the annuity unit value on the valuation date by;

•	the fixed number of annuity units credited to you.

Annuity Unit Values: We originally set this value at $1 for each variable account. To calculate later values we multiply the last annuity value by the product of:

•	the net investment factor; and

•	the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

Net Investment Factor: We determine the net investment factor by:

•	adding the fund’s current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable account.

THE FIXED ACCOUNT

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

•	take the value of your fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then

•	using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract or certificate.

RIVERSOURCE ACCOUNT F ∎	3

Rating Agencies

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the variable accounts. This information generally does not relate to the management or performance of the variable accounts.

For detailed information on the agency ratings given to RiverSource Life, see “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best	www.ambest.com

Moody’s	www.moodys.com

Standard & Poor’s	www.standardandpoors.com

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s  — Rates insurance companies for their financial strength.

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the contracts, which are offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The contracts are offered to the public through certain securities broker-dealers that have entered into sales agreements with RiverSource Life and RiverSource Distributors and whose personnel are legally authorized to sell annuity and life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life for the variable accounts in 2016 was $403,351,214, in 2015 was $425,969,636 and in 2014 was $408,133,645. RiverSource Distributors retained no underwriting commissions from the sale of the contracts.

Service Providers

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus.

We also have entered into agreements with the following affiliated entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. We may modify, terminate, or enter into new arrangements with third party service providers at any time.

Affiliated entities that provide a significant amount of services to RiverSource Life are listed in the table below, along with a description of the services provided and the basis for remuneration.

Name of Service Provider	Services Provided	Basis for Remuneration
Ameriprise Financial, Inc. (“AFI”)	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses).

Ameriprise India Private Limited (“Amp India”)	Administrative support related to new business and servicing of existing contracts and policies	Head count

The aggregate dollar amount paid to AFI by RiverSource Life for the services provided in 2016 was $25,131,033, in 2015 was $36,662,615 and in 2014 was $33,227,280.

The aggregate dollar amount paid to Amp India by RiverSource Life for the services provided in 2016 was $1,717,767, in 2015 was $0 and in 2014 was $0.

4	∎ RIVERSOURCE ACCOUNT F

Independent Registered Public Accounting Firm

The consolidated financial statements of RiverSource Life Insurance Company and its subsidiaries as of December 31, 2016 and December 31, 2015 and for each of the three years in the period ended December 31, 2016 and the financial statements of each of the divisions of RiverSource Account F as of December 31, 2016 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2015 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.

RIVERSOURCE ACCOUNT F ∎	5

Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in the parentheses.

Variable account charges of 1.00% of the daily net assets of the variable account.

Year ended Dec. 31,	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
AB VPS Growth and Income Portfolio (Class B) (6/1/2001)
Accumulation unit value at beginning of period	$1.76	$1.75	$1.62	$1.21	$1.05	$1.00	$0.89	$0.75	$1.28	$1.23
Accumulation unit value at end of period	$1.93	$1.76	$1.75	$1.62	$1.21	$1.05	$1.00	$0.89	$0.75	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	17,746	19,960	22,394	25,140	27,989	32,013	36,983	45,413	53,036	69,053
Columbia Variable Portfolio – Balanced Fund (Class 3) (4/30/1986)
Accumulation unit value at beginning of period	$7.38	$7.33	$6.72	$5.59	$4.94	$4.87	$4.37	$3.56	$5.12	$5.09
Accumulation unit value at end of period	$7.77	$7.38	$7.33	$6.72	$5.59	$4.94	$4.87	$4.37	$3.56	$5.12
Number of accumulation units outstanding at end of period (000 omitted)	50,111	55,043	60,421	67,092	75,035	85,342	98,195	114,606	136,181	171,598
Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (10/13/1981)
Accumulation unit value at beginning of period	$14.99	$15.03	$13.17	$9.95	$8.83	$8.47	$7.29	$5.93	$10.36	$10.17
Accumulation unit value at end of period	$16.02	$14.99	$15.03	$13.17	$9.95	$8.83	$8.47	$7.29	$5.93	$10.36
Number of accumulation units outstanding at end of period (000 omitted)	30,445	33,996	37,456	41,908	47,159	53,730	61,965	72,745	86,153	109,144
Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (6/1/2001)
Accumulation unit value at beginning of period	$2.13	$2.21	$2.03	$1.62	$1.44	$1.53	$1.32	$1.05	$1.78	$1.66
Accumulation unit value at end of period	$2.40	$2.13	$2.21	$2.03	$1.62	$1.44	$1.53	$1.32	$1.05	$1.78
Number of accumulation units outstanding at end of period (000 omitted)	42,575	47,667	54,607	61,201	67,822	82,771	100,809	122,530	149,534	189,485
Columbia Variable Portfolio – Global Bond Fund (Class 3) (5/1/1996)
Accumulation unit value at beginning of period	$1.79	$1.92	$1.93	$2.11	$2.00	$1.93	$1.83	$1.66	$1.68	$1.58
Accumulation unit value at end of period	$1.75	$1.79	$1.92	$1.93	$2.11	$2.00	$1.93	$1.83	$1.66	$1.68
Number of accumulation units outstanding at end of period (000 omitted)	5,705	6,788	8,509	10,149	13,462	15,112	17,789	19,806	23,087	23,737
Columbia Variable Portfolio – Government Money Market Fund (Class 3) (10/13/1981)
Accumulation unit value at beginning of period	$2.94	$2.96	$2.99	$3.02	$3.05	$3.08	$3.11	$3.14	$3.10	$2.99
Accumulation unit value at end of period	$2.91	$2.94	$2.96	$2.99	$3.02	$3.05	$3.08	$3.11	$3.14	$3.10
Number of accumulation units outstanding at end of period (000 omitted)	4,688	5,015	6,039	7,437	8,389	10,112	12,490	18,080	29,776	30,042
Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (5/1/1996)
Accumulation unit value at beginning of period	$2.54	$2.60	$2.53	$2.41	$2.10	$2.01	$1.78	$1.17	$1.58	$1.57
Accumulation unit value at end of period	$2.81	$2.54	$2.60	$2.53	$2.41	$2.10	$2.01	$1.78	$1.17	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	12,005	13,808	15,999	18,052	20,909	22,877	26,363	30,657	32,524	44,452
Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (10/13/1981)
Accumulation unit value at beginning of period	$9.11	$9.19	$8.81	$9.11	$8.56	$8.10	$7.55	$6.67	$7.19	$6.90
Accumulation unit value at end of period	$9.43	$9.11	$9.19	$8.81	$9.11	$8.56	$8.10	$7.55	$6.67	$7.19
Number of accumulation units outstanding at end of period (000 omitted)	12,611	14,201	16,269	18,981	23,749	26,406	30,937	35,631	39,953	46,543
Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (6/1/2001)
Accumulation unit value at beginning of period	$1.42	$1.32	$1.17	$0.90	$0.76	$0.79	$0.68	$0.50	$0.91	$0.90
Accumulation unit value at end of period	$1.42	$1.42	$1.32	$1.17	$0.90	$0.76	$0.79	$0.68	$0.50	$0.91
Number of accumulation units outstanding at end of period (000 omitted)	17,448	20,105	21,132	23,184	24,960	29,100	35,043	40,017	43,385	58,371
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (6/1/2001)
Accumulation unit value at beginning of period	$1.98	$1.89	$1.78	$1.37	$1.25	$1.48	$1.18	$0.73	$1.34	$1.19
Accumulation unit value at end of period	$2.00	$1.98	$1.89	$1.78	$1.37	$1.25	$1.48	$1.18	$0.73	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	69,385	77,880	85,290	95,864	108,665	127,098	148,423	174,431	202,409	251,387
Columbia Variable Portfolio – Select International Equity Fund (Class 3) (1/13/1992)
Accumulation unit value at beginning of period	$2.35	$2.26	$2.50	$2.07	$1.77	$2.04	$1.81	$1.44	$2.43	$2.18
Accumulation unit value at end of period	$2.19	$2.35	$2.26	$2.50	$2.07	$1.77	$2.04	$1.81	$1.44	$2.43
Number of accumulation units outstanding at end of period (000 omitted)	49,035	56,511	62,104	69,889	78,880	94,035	112,060	133,233	159,052	200,695
Wells Fargo VT Small Cap Growth Fund – Class 2 (6/1/2001)
Accumulation unit value at beginning of period	$2.02	$2.10	$2.17	$1.46	$1.36	$1.44	$1.15	$0.76	$1.31	$1.17
Accumulation unit value at end of period	$2.16	$2.02	$2.10	$2.17	$1.46	$1.36	$1.44	$1.15	$0.76	$1.31
Number of accumulation units outstanding at end of period (000 omitted)	12,129	14,316	15,964	18,489	20,872	25,710	31,968	38,342	43,603	54,601

6	∎ RIVERSOURCE ACCOUNT F

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY AND

CONTRACT OWNERS OF RIVERSOURCE ACCOUNT F

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of RiverSource Account F sponsored by RiverSource Life Insurance Company, as indicated in Note 1, as of December 31, 2016, the results of each of their operations for the period then ended, and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of RiverSource Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the affiliated and unaffiliated mutual fund managers, provide a reasonable basis for our opinions.

Minneapolis, Minnesota

April 21, 2017

RIVERSOURCE ACCOUNT F ∎	7

Statements of Assets and Liabilities

Dec. 31, 2016	AB VPS Gro & Inc, Cl B	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Global Bond, Cl 3
Assets
Investments, at fair value(1),(2)	$34,954,668	$396,483,437	$495,917,431	$103,569,723	$10,076,963
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	6,575	—	—	—	—
Receivable for share redemptions	28,689	436,726	563,913	103,790	10,682
Total assets	34,989,932	396,920,163	496,481,344	103,673,513	10,087,645

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	28,689	326,482	408,557	85,159	8,335
Contract terminations	—	110,244	155,356	18,631	2,347
Payable for investments purchased	6,575	—	—	—	—
Total liabilities	35,264	436,726	563,913	103,790	10,682
Net assets applicable to contracts in accumulation period	34,317,017	389,471,166	487,680,497	101,969,098	9,969,147
Net assets applicable to contracts in payment period	637,651	7,012,270	8,236,933	1,600,624	107,815
Net assets applicable to seed money	—	1	1	1	1
Total net assets	$34,954,668	$396,483,437	$495,917,431	$103,569,723	$10,076,963
(1) Investment shares	1,133,787	16,929,267	12,791,267	4,724,896	1,186,921
(2) Investments, at cost	$24,861,021	$249,527,864	$301,842,258	$55,485,765	$12,673,344

Dec. 31, 2016 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Mid Cap Gro, Cl 3
Assets
Investments, at fair value(1),(2)	$13,776,758	$34,667,787	$120,861,778	$25,386,938	$140,708,636
Dividends receivable	4	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	31,494	31,527	195,157	25,664	141,892
Total assets	13,808,256	34,699,314	121,056,935	25,412,602	140,850,528

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	11,311	28,540	99,982	20,956	115,787
Contract terminations	20,183	2,987	95,175	4,708	26,105
Payable for investments purchased	—	—	—	—	—
Total liabilities	31,494	31,527	195,157	25,664	141,892
Net assets applicable to contracts in accumulation period	13,625,684	33,755,737	118,919,588	24,814,218	138,638,366
Net assets applicable to contracts in payment period	151,077	912,049	1,942,189	572,719	2,070,269
Net assets applicable to seed money	1	1	1	1	1
Total net assets	$13,776,762	$34,667,787	$120,861,778	$25,386,938	$140,708,636
(1) Investment shares	13,776,758	5,113,243	11,666,195	1,954,345	6,764,838
(2) Investments, at cost	$13,774,365	$33,709,228	$126,012,469	$13,180,902	$79,587,740

See accompanying notes to financial statements.

8	∎ RIVERSOURCE ACCOUNT F

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Col VP Select Intl Eq, Cl 3	WF VT Sm Cap Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$108,495,170	$26,561,298
Dividends receivable	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	23,775
Receivable for share redemptions	137,626	21,817
Total assets	108,632,796	26,606,890

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	89,447	21,817
Contract terminations	48,179	—
Payable for investments purchased	—	23,775
Total liabilities	137,626	45,592
Net assets applicable to contracts in accumulation period	107,225,089	26,185,689
Net assets applicable to contracts in payment period	1,270,080	375,609
Net assets applicable to seed money	1	—
Total net assets	$108,495,170	$26,561,298
(1) Investment shares	8,638,151	3,188,631
(2) Investments, at cost	$88,774,876	$24,308,540

See accompanying notes to financial statements.

RIVERSOURCE ACCOUNT F ∎	9

Statements of Operations

Year ended Dec. 31, 2016	AB VPS Gro & Inc, Cl B	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Global Bond, Cl 3
Investment income
Dividend income	$278,424	$—	$—	$—	$—
Variable account expenses	342,622	4,041,290	4,954,148	1,036,421	116,533
Investment income (loss) — net	(64,198)	(4,041,290)	(4,954,148)	(1,036,421)	(116,533)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,690,381	42,931,767	60,048,571	12,883,519	2,322,254
Cost of investments sold	3,426,570	28,003,306	38,911,557	7,358,385	2,762,829
Net realized gain (loss) on sales of investments	1,263,811	14,928,461	21,137,014	5,525,134	(440,575)
Distributions from capital gains	2,067,487	—	—	—	314,422
Net change in unrealized appreciation or depreciation of investments	(47,591)	10,038,664	16,135,442	7,546,882	65,643
Net gain (loss) on investments	3,283,707	24,967,125	37,272,456	13,072,016	(60,510)
Net increase (decrease) in net assets resulting from operations	$3,219,509	$20,925,835	$32,318,308	$12,035,595	$(177,043)

Year ended Dec. 31, 2016 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Mid Cap Gro, Cl 3
Investment income
Dividend income	$1,416	$2,092,210	$2,125,824	$—	$—
Variable account expenses	141,459	352,066	1,291,250	265,282	1,444,653
Investment income (loss) — net	(140,043)	1,740,144	834,574	(265,282)	(1,444,653)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,555,187	5,618,412	16,991,831	4,468,140	18,169,896
Cost of investments sold	3,554,486	5,590,142	17,613,783	2,386,360	10,673,522
Net realized gain (loss) on sales of investments	701	28,270	(621,952)	2,081,780	7,496,374
Distributions from capital gains	—	—	77,722	—	—
Net change in unrealized appreciation or depreciation of investments	(701)	1,754,453	4,348,989	(1,872,987)	(4,827,434)
Net gain (loss) on investments	—	1,782,723	3,804,759	208,793	2,668,940
Net increase (decrease) in net assets resulting from operations	$(140,043)	$3,522,867	$4,639,333	$(56,489)	$1,224,287

Year ended Dec. 31, 2016 (continued)				Col VP Select Intl Eq, Cl 3	WF VT Sm Cap Gro, Cl 2
Investment income
Dividend income				$1,752,616	$—
Variable account expenses				1,172,690	263,656
Investment income (loss) — net				579,926	(263,656)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales				17,585,106	4,697,171
Cost of investments sold				14,352,124	4,489,558
Net realized gain (loss) on sales of investments				3,232,982	207,613
Distributions from capital gains				—	2,559,046
Net change in unrealized appreciation or depreciation of investments				(13,296,081)	(996,628)
Net gain (loss) on investments				(10,063,099)	1,770,031
Net increase (decrease) in net assets resulting from operations				$(9,483,173)	$1,506,375

See accompanying notes to financial statements.

10	∎ RIVERSOURCE ACCOUNT F

Statements of Changes in Net Assets

Year ended Dec. 31, 2016	AB VPS Gro & Inc, Cl B	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Global Bond, Cl 3
Operations
Investment income (loss) — net	$(64,198)	$(4,041,290)	$(4,954,148)	$(1,036,421)	$(116,533)
Net realized gain (loss) on sales of investments	1,263,811	14,928,461	21,137,014	5,525,134	(440,575)
Distributions from capital gains	2,067,487	—	—	—	314,422
Net change in unrealized appreciation or depreciation of investments	(47,591)	10,038,664	16,135,442	7,546,882	65,643
Net increase (decrease) in net assets resulting from operations	3,219,509	20,925,835	32,318,308	12,035,595	(177,043)

Contract transactions
Contract purchase payments	252,086	2,501,986	3,628,854	823,578	112,766
Net transfers(1)	(1,402,240)	(9,154,022)	(19,084,602)	(3,357,202)	(1,063,890)
Transfers for policy loans	35,959	371,491	597,443	117,572	10,182
Adjustments to net assets allocated to contracts in payment period	(116,090)	(1,459,783)	(1,235,023)	(60,441)	(23,857)
Contract charges	(21,264)	(300,258)	(432,619)	(68,707)	(7,730)
Contract terminations:
Surrender benefits	(2,413,913)	(25,292,357)	(32,861,337)	(7,633,765)	(867,657)
Death benefits	(390,500)	(5,127,575)	(5,471,867)	(1,256,235)	(166,638)
Increase (decrease) from contract transactions	(4,055,962)	(38,460,518)	(54,859,151)	(11,435,200)	(2,006,824)
Net assets at beginning of year	35,791,121	414,018,120	518,458,274	102,969,328	12,260,830
Net assets at end of year	$34,954,668	$396,483,437	$495,917,431	$103,569,723	$10,076,963

Accumulation unit activity
Units outstanding at beginning of year	19,959,526	55,043,087	33,995,551	47,667,305	6,787,585
Contract purchase payments	141,137	331,388	241,410	366,696	60,694
Net transfers(1)	(788,843)	(1,238,768)	(1,262,972)	(1,548,441)	(583,425)
Transfers for policy loans	20,634	49,457	39,921	52,801	5,512
Contract charges	(11,963)	(39,921)	(28,829)	(30,499)	(4,199)
Contract terminations:
Surrender benefits	(1,356,564)	(3,351,982)	(2,176,149)	(3,373,128)	(471,159)
Death benefits	(217,882)	(682,692)	(364,380)	(559,953)	(89,738)
Units outstanding at end of year	17,746,045	50,110,569	30,444,552	42,574,781	5,705,270

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE ACCOUNT F ∎	11

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Mid Cap Gro, Cl 3
Operations
Investment income (loss) — net	$(140,043)	$1,740,144	$834,574	$(265,282)	$(1,444,653)
Net realized gain (loss) on sales of investments	701	28,270	(621,952)	2,081,780	7,496,374
Distributions from capital gains	—	—	77,722	—	—
Net change in unrealized appreciation or depreciation of investments	(701)	1,754,453	4,348,989	(1,872,987)	(4,827,434)
Net increase (decrease) in net assets resulting from operations	(140,043)	3,522,867	4,639,333	(56,489)	1,224,287

Contract transactions
Contract purchase payments	473,018	214,600	1,259,027	247,791	1,440,982
Net transfers(1)	769,270	(1,993,506)	(5,237,068)	(1,736,070)	(6,718,816)
Transfers for policy loans	20,535	21,598	87,821	17,452	252,326
Adjustments to net assets allocated to contracts in payment period	(27,597)	(129,109)	(279,797)	(82,941)	(268,696)
Contract charges	(15,440)	(20,349)	(103,436)	(16,249)	(131,414)
Contract terminations:
Surrender benefits	(2,118,694)	(2,591,326)	(8,505,616)	(1,919,264)	(9,890,703)
Death benefits	(58,704)	(387,506)	(2,443,870)	(192,426)	(1,317,902)
Increase (decrease) from contract transactions	(957,612)	(4,885,598)	(15,222,939)	(3,681,707)	(16,634,223)
Net assets at beginning of year	14,874,417	36,030,518	131,445,384	29,125,134	156,118,572
Net assets at end of year	$13,776,762	$34,667,787	$120,861,778	$25,386,938	$140,708,636

Accumulation unit activity
Units outstanding at beginning of year	5,015,457	13,807,785	14,200,541	20,104,500	77,879,549
Contract purchase payments	161,822	80,426	133,236	182,035	745,782
Net transfers(1)	254,148	(770,357)	(562,935)	(1,309,858)	(3,491,982)
Transfers for policy loans	7,034	8,083	9,326	12,803	130,844
Contract charges	(5,285)	(7,601)	(10,957)	(11,856)	(68,138)
Contract terminations:
Surrender benefits	(725,240)	(967,810)	(900,208)	(1,385,945)	(5,121,440)
Death benefits	(20,120)	(145,540)	(257,965)	(144,036)	(689,773)
Units outstanding at end of year	4,687,816	12,004,986	12,611,038	17,447,643	69,384,842

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

12	∎ RIVERSOURCE ACCOUNT F

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Select Intl Eq, Cl 3	WF VT Sm Cap Gro, Cl 2
Operations
Investment income (loss) — net	$579,926	$(263,656)
Net realized gain (loss) on sales of investments	3,232,982	207,613
Distributions from capital gains	—	2,559,046
Net change in unrealized appreciation or depreciation of investments	(13,296,081)	(996,628)
Net increase (decrease) in net assets resulting from operations	(9,483,173)	1,506,375

Contract transactions
Contract purchase payments	1,475,342	290,632
Net transfers(1)	(7,943,321)	(1,866,626)
Transfers for policy loans	207,800	41,442
Adjustments to net assets allocated to contracts in payment period	(162,707)	(42,810)
Contract charges	(104,383)	(16,534)
Contract terminations:
Surrender benefits	(8,686,357)	(2,563,296)
Death benefits	(1,211,824)	(153,367)
Increase (decrease) from contract transactions	(16,425,450)	(4,310,559)
Net assets at beginning of year	134,403,793	29,365,482
Net assets at end of year	$108,495,170	$26,561,298

Accumulation unit activity
Units outstanding at beginning of year	56,510,672	14,315,723
Contract purchase payments	674,692	149,636
Net transfers(1)	(3,667,934)	(960,658)
Transfers for policy loans	95,563	21,137
Contract charges	(47,877)	(8,396)
Contract terminations:
Surrender benefits	(3,973,857)	(1,310,148)
Death benefits	(555,945)	(78,646)
Units outstanding at end of year	49,035,314	12,128,648

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE ACCOUNT F ∎	13

Statements of Changes in Net Assets

Year ended Dec. 31, 2015	AB VPS Gro & Inc, Cl B	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Global Bond, Cl 3
Operations
Investment income (loss) — net	$65,405	$(4,346,555)	$(5,491,970)	$(1,126,644)	$(146,728)
Net realized gain (loss) on sales of investments	1,435,028	15,036,625	20,596,053	6,650,177	(413,598)
Distributions from capital gains	—	—	—	—	1,219,682
Net change in unrealized appreciation or depreciation of investments	(1,338,485)	(7,440,266)	(15,967,912)	(9,818,945)	(1,654,972)
Net increase (decrease) in net assets resulting from operations	161,948	3,249,804	(863,829)	(4,295,412)	(995,616)

Contract transactions
Contract purchase payments	287,767	3,026,185	3,996,952	942,740	108,352
Net transfers(1)	(1,053,126)	(4,223,440)	(11,881,113)	(6,180,872)	(1,598,235)
Transfers for policy loans	34,386	382,677	625,994	129,756	10,589
Adjustments to net assets allocated to contracts in payment period	(112,244)	(1,353,746)	(1,515,654)	(218,057)	(29,568)
Contract charges	(23,490)	(324,736)	(474,079)	(76,076)	(9,508)
Contract terminations:
Surrender benefits	(3,109,915)	(32,345,119)	(38,992,653)	(8,608,729)	(1,468,728)
Death benefits	(352,142)	(6,043,014)	(5,548,216)	(1,230,696)	(294,262)
Increase (decrease) from contract transactions	(4,328,764)	(40,881,193)	(53,788,769)	(15,241,934)	(3,281,360)
Net assets at beginning of year	39,957,937	451,649,509	573,110,872	122,506,674	16,537,806
Net assets at end of year	$35,791,121	$414,018,120	$518,458,274	$102,969,328	$12,260,830

Accumulation unit activity
Units outstanding at beginning of year	22,393,521	60,421,329	37,455,763	54,606,597	8,508,506
Contract purchase payments	163,766	408,130	263,325	431,325	57,074
Net transfers(1)	(633,848)	(608,207)	(793,426)	(2,876,164)	(848,250)
Transfers for policy loans	19,546	51,925	41,489	59,712	5,575
Contract charges	(13,397)	(43,943)	(31,314)	(35,011)	(5,022)
Contract terminations:
Surrender benefits	(1,769,004)	(4,380,150)	(2,573,900)	(3,955,821)	(776,059)
Death benefits	(201,058)	(805,997)	(366,386)	(563,333)	(154,239)
Units outstanding at end of year	19,959,526	55,043,087	33,995,551	47,667,305	6,787,585

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

14	∎ RIVERSOURCE ACCOUNT F

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Mid Cap Gro, Cl 3
Operations
Investment income (loss) — net	$(161,515)	$2,001,627	$466,640	$(294,104)	$(1,643,827)
Net realized gain (loss) on sales of investments	966	291,703	(1,217,867)	1,307,715	7,104,055
Distributions from capital gains	—	—	433,784	—	—
Net change in unrealized appreciation or depreciation of investments	(966)	(2,992,286)	(729,292)	1,209,218	1,923,188
Net increase (decrease) in net assets resulting from operations	(161,515)	(698,956)	(1,046,735)	2,222,829	7,383,416

Contract transactions
Contract purchase payments	322,367	340,130	1,394,881	302,344	1,707,721
Net transfers(1)	(25,685)	(2,271,084)	(5,405,931)	347,185	(3,327,299)
Transfers for policy loans	23,141	31,860	117,729	29,813	265,815
Adjustments to net assets allocated to contracts in payment period	(30,047)	(142,874)	(320,291)	(94,724)	(329,062)
Contract charges	(17,870)	(23,533)	(114,956)	(17,812)	(145,999)
Contract terminations:
Surrender benefits	(2,995,494)	(3,339,893)	(11,701,449)	(1,922,402)	(12,039,719)
Death benefits	(326,008)	(469,690)	(3,300,455)	(153,916)	(1,193,520)
Increase (decrease) from contract transactions	(3,049,596)	(5,875,084)	(19,330,472)	(1,509,512)	(15,062,063)
Net assets at beginning of year	18,085,528	42,604,558	151,822,591	28,411,817	163,797,219
Net assets at end of year	$14,874,417	$36,030,518	$131,445,384	$29,125,134	$156,118,572

Accumulation unit activity
Units outstanding at beginning of year	6,038,865	15,999,374	16,269,345	21,131,626	85,290,297
Contract purchase payments	109,212	128,526	151,134	216,637	856,121
Net transfers(1)	(8,313)	(880,362)	(592,167)	231,021	(1,681,345)
Transfers for policy loans	7,887	12,125	12,763	21,453	134,485
Contract charges	(6,056)	(8,932)	(12,453)	(12,773)	(73,318)
Contract terminations:
Surrender benefits	(1,015,609)	(1,265,536)	(1,270,967)	(1,375,143)	(6,047,875)
Death benefits	(110,529)	(177,410)	(357,114)	(108,321)	(598,816)
Units outstanding at end of year	5,015,457	13,807,785	14,200,541	20,104,500	77,879,549

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE ACCOUNT F ∎	15

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Select Intl Eq, Cl 3	WF VT Sm Cap Gro, Cl 2
Operations
Investment income (loss) — net	$(114,564)	$(335,835)
Net realized gain (loss) on sales of investments	4,021,697	1,006,170
Distributions from capital gains	—	4,185,719
Net change in unrealized appreciation or depreciation of investments	2,072,413	(5,906,691)
Net increase (decrease) in net assets resulting from operations	5,979,546	(1,050,637)

Contract transactions
Contract purchase payments	1,474,128	334,807
Net transfers(1)	(2,804,455)	(1,051,356)
Transfers for policy loans	196,186	49,609
Adjustments to net assets allocated to contracts in payment period	(401,986)	(57,659)
Contract charges	(123,919)	(20,199)
Contract terminations:
Surrender benefits	(10,833,172)	(2,678,682)
Death benefits	(1,337,181)	(223,301)
Increase (decrease) from contract transactions	(13,830,399)	(3,646,781)
Net assets at beginning of year	142,254,646	34,062,900
Net assets at end of year	$134,403,793	$29,365,482

Accumulation unit activity
Units outstanding at beginning of year	62,103,938	15,963,980
Contract purchase payments	609,717	150,371
Net transfers(1)	(1,195,524)	(493,036)
Transfers for policy loans	82,193	22,641
Contract charges	(51,425)	(9,216)
Contract terminations:
Surrender benefits	(4,484,261)	(1,216,140)
Death benefits	(553,966)	(102,877)
Units outstanding at end of year	56,510,672	14,315,723

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

16	∎ RIVERSOURCE ACCOUNT F

Notes to Financial Statements

1.  ORGANIZATION

RiverSource Account F (the Account) was established under Minnesota law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life. The following is a list of each variable annuity product funded through the Account.

RiverSource® Employee Benefit Annuity*

RiverSource® Flexible Annuity

RiverSource® Group Variable Annuity Contract

RiverSource® Variable Retirement and Combination Retirement Annuities

*	New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. For each division, the financial statements are comprised of a statement of assets and liabilities as of Dec. 31, 2016, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts.

Division	Fund
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Global Bond, Cl 3	Columbia Variable Portfolio – Global Bond Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3)
Col VP Select Intl Eq, Cl 3	Columbia Variable Portfolio – Select International Equity Fund (Class 3)
WF VT Sm Cap Gro, Cl 2	Wells Fargo VT Small Cap Growth Fund – Class 2

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the contracts.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RIVERSOURCE ACCOUNT F ∎	17

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are not categorized in the fair value hierarchy. There were no transfers between levels in the period ended Dec. 31, 2016.

Variable Payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through April 21, 2017. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after Dec. 15, 2015 and interim periods within those fiscal years. The Account adopted the standard on Jan. 1, 2016. There was no impact of the standard to the Account’s financial condition or results of operations.

3.  VARIABLE ACCOUNT EXPENSES

RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.00% of the average daily net assets of each subaccount.

4.  CONTRACT CHARGES

RiverSource Life deducts a contract administrative charge of $20 to $500 per year on the contract anniversary depending upon the product selected. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

5.  SURRENDER (WITHDRAWAL) CHARGES

RiverSource Life may use a surrender (withdrawal) charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender (withdrawal) charge will apply for a maximum number of years, as depicted in the surrender (withdrawal) charge schedule included in the product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

18	∎ RIVERSOURCE ACCOUNT F

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s annual report or prospectus.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Transfer and Dividend Disbursing Agent Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2016 were as follows:

Division	Purchases
AB VPS Gro & Inc, Cl B	$2,637,708
Col VP Bal, Cl 3	429,959
Col VP Disciplined Core, Cl 3	235,272
Col VP Divd Opp, Cl 3	411,898
Col VP Global Bond, Cl 3	513,319
Col VP Govt Money Mkt, Cl 3	2,457,532

Division	Purchases
Col VP Hi Yield Bond, Cl 3	$2,472,958
Col VP Inter Bond, Cl 3	2,681,188
Col VP Lg Cap Gro, Cl 3	521,151
Col VP Mid Cap Gro, Cl 3	91,020
Col VP Select Intl Eq, Cl 3	1,739,582
WF VT Sm Cap Gro, Cl 2	2,682,002

8.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At Dec. 31			For the year ended Dec. 31
	Units (000s)	Accumulation unit value	Net assets (000s)	Investment income ratio(1)	Expense ratio(2)	Total return(3)
AB VPS Gro & Inc, Cl B
2016	17,746	$1.93	$34,955	0.82%	1.00%	9.97%
2015	19,960	$1.76	$35,791	1.17%	1.00%	0.42%
2014	22,394	$1.75	$39,958	1.10%	1.00%	8.20%
2013	25,140	$1.62	$41,601	1.14%	1.00%	33.25%
2012	27,989	$1.21	$34,775	1.34%	1.00%	16.08%
Col VP Bal, Cl 3
2016	50,111	$7.77	$396,483	—	1.00%	5.36%
2015	55,043	$7.38	$414,018	—	1.00%	0.70%
2014	60,421	$7.33	$451,650	—	1.00%	9.04%
2013	67,092	$6.72	$460,140	—	1.00%	20.25%
2012	75,035	$5.59	$428,137	—	1.00%	13.13%
Col VP Disciplined Core, Cl 3
2016	30,445	$16.02	$495,917	—	1.00%	6.87%
2015	33,996	$14.99	$518,458	—	1.00%	(0.24%)
2014	37,456	$15.03	$573,111	—	1.00%	14.08%
2013	41,908	$13.17	$562,484	—	1.00%	32.33%
2012	47,159	$9.95	$478,526	—	1.00%	12.74%
Col VP Divd Opp, Cl 3
2016	42,575	$2.40	$103,570	—	1.00%	12.39%
2015	47,667	$2.13	$102,969	—	1.00%	(3.73%)
2014	54,607	$2.21	$122,507	—	1.00%	8.82%
2013	61,201	$2.03	$126,317	—	1.00%	25.46%
2012	67,822	$1.62	$111,604	—	1.00%	12.86%
Col VP Global Bond, Cl 3
2016	5,705	$1.75	$10,077	—	1.00%	(2.20%)
2015	6,788	$1.79	$12,261	—	1.00%	(7.10%)
2014	8,509	$1.92	$16,538	—	1.00%	(0.20%)
2013	10,149	$1.93	$19,784	5.88%	1.00%	(8.62%)
2012	13,462	$2.11	$28,699	2.64%	1.00%	5.33%

RIVERSOURCE ACCOUNT F ∎	19

	At Dec. 31			For the year ended Dec. 31
	Units (000s)	Accumulation unit value	Net assets (000s)	Investment income ratio(1)	Expense ratio(2)	Total return(3)
Col VP Govt Money Mkt, Cl 3
2016	4,688	$2.91	$13,777	0.01%	1.00%	(0.98%)
2015	5,015	$2.94	$14,874	0.01%	1.00%	(0.98%)
2014	6,039	$2.96	$18,086	0.01%	1.00%	(0.98%)
2013	7,437	$2.99	$22,467	0.01%	1.00%	(0.98%)
2012	8,389	$3.02	$25,510	0.01%	1.00%	(0.98%)
Col VP Hi Yield Bond, Cl 3
2016	12,005	$2.81	$34,668	5.98%	1.00%	10.62%
2015	13,808	$2.54	$36,031	5.98%	1.00%	(2.11%)
2014	15,999	$2.60	$42,605	6.19%	1.00%	2.60%
2013	18,052	$2.53	$46,897	6.56%	1.00%	5.02%
2012	20,909	$2.41	$51,723	7.29%	1.00%	14.59%
Col VP Inter Bond, Cl 3
2016	12,611	$9.43	$120,862	1.65%	1.00%	3.51%
2015	14,201	$9.11	$131,445	1.33%	1.00%	(0.82%)
2014	16,269	$9.19	$151,823	2.61%	1.00%	4.28%
2013	18,981	$8.81	$169,778	4.46%	1.00%	(3.35%)
2012	23,749	$9.11	$219,558	3.84%	1.00%	6.50%
Col VP Lg Cap Gro, Cl 3
2016	17,448	$1.42	$25,387	—	1.00%	0.17%
2015	20,105	$1.42	$29,125	—	1.00%	7.92%
2014	21,132	$1.32	$28,412	—	1.00%	12.91%
2013	23,184	$1.17	$27,626	—	1.00%	28.98%
2012	24,960	$0.90	$23,080	—	1.00%	18.96%
Col VP Mid Cap Gro, Cl 3
2016	69,385	$2.00	$140,709	—	1.00%	1.15%
2015	77,880	$1.98	$156,119	—	1.00%	4.45%
2014	85,290	$1.89	$163,797	—	1.00%	6.22%
2013	95,864	$1.78	$173,481	—	1.00%	29.73%
2012	108,665	$1.37	$151,581	—	1.00%	10.16%
Col VP Select Intl Eq, Cl 3
2016	49,035	$2.19	$108,495	1.50%	1.00%	(7.03%)
2015	56,511	$2.35	$134,404	0.92%	1.00%	3.99%
2014	62,104	$2.26	$142,255	1.77%	1.00%	(9.46%)
2013	69,889	$2.50	$176,802	1.65%	1.00%	20.95%
2012	78,880	$2.07	$164,986	1.55%	1.00%	16.53%
WF VT Sm Cap Gro, Cl 2
2016	12,129	$2.16	$26,561	—	1.00%	6.68%
2015	14,316	$2.02	$29,365	—	1.00%	(3.85%)
2014	15,964	$2.10	$34,063	—	1.00%	(2.85%)
2013	18,489	$2.17	$40,597	—	1.00%	48.74%
2012	20,872	$1.46	$30,809	—	1.00%	6.80%

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(2)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

20	∎ RIVERSOURCE ACCOUNT F

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder’s equity, and cash flows present fairly, in all material respects, the financial position of RiverSource Life Insurance Company and its subsidiaries at December 31, 2016 and December 31, 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Minneapolis, Minnesota

February 23, 2017

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2016	2015(1)
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2016, $21,464; 2015, $20,886)	$22,682	$21,772
Common stocks, at fair value (cost: 2016, $4; 2015, $2)	10	7
Mortgage loans, at amortized cost (less allowance for loan losses: 2016 and 2015, $19)	2,874	3,211
Policy loans	830	823
Other investments	998	998
Total investments	27,394	26,811
Cash and cash equivalents	323	370
Reinsurance recoverables	2,623	2,415
Other receivables	262	255
Accrued investment income	237	244
Deferred acquisition costs	2,611	2,693
Other assets	4,305	4,583
Separate account assets	76,298	76,004
Total assets	$114,053	$113,375

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$29,514	$29,029
Short-term borrowings	200	200
Other liabilities	4,253	4,103
Separate account liabilities	76,298	76,004
Total liabilities	110,265	109,336
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,465
Retained earnings	862	1,176
Accumulated other comprehensive income, net of tax	457	395
Total shareholder’s equity	3,788	4,039
Total liabilities and shareholder’s equity	$114,053	$113,375

(1)	Certain prior period amounts have been restated. See Note 1 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years ended December 31,	2016	2015	2014
Revenues
Premiums	$417	$406	$423
Net investment income	1,128	1,218	1,294
Policy and contract charges	1,984	1,880	1,821
Other revenues	406	422	390
Net realized investment gains	26	4	38
Total revenues	3,961	3,930	3,966

Benefits and expenses
Benefits, claims, losses and settlement expenses	1,611	1,213	1,046
Interest credited to fixed accounts	623	668	713
Amortization of deferred acquisition costs	334	273	293
Other insurance and operating expenses	683	736	740
Total benefits and expenses	3,251	2,890	2,792
Pretax income	710	1,040	1,174
Income tax provision	24	145	209
Net income	$686	$895	$965

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$—	$(8)	$(6)
Portion of loss recognized in other comprehensive income (before taxes)	—	1	1
Net impairment losses recognized in net realized investment gains	$—	$(7)	$(5)

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years ended December 31,	2016	2015	2014

Net income	$686	$895	$965
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	58	(338)	74
Net unrealized gains on derivatives	4	4	5
Total other comprehensive income (loss), net of tax	62	(334)	79
Total comprehensive income	$748	$561	$1,044

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balances at January 1, 2014(1)	$3	$2,463	$1,016	$650	$4,132
Comprehensive income:
Net income	—	—	965	—	965
Other comprehensive income, net of tax	—	—	—	79	79

Total comprehensive income					1,044
Tax adjustment on share-based incentive compensation plan	—	1	—	—	1
Cash dividends to Ameriprise Financial, Inc.	—	—	(900)	—	(900)

Balances at December 31, 2014 (1)	3	2,464	1,081	729	4,277
Comprehensive income:
Net income	—	—	895	—	895
Other comprehensive loss, net of tax	—	—	—	(334)	(334)

Total comprehensive income					561
Tax adjustment on share-based incentive compensation plan	—	1	—	—	1
Cash dividends to Ameriprise Financial, Inc.	—	—	(800)	—	(800)

Balances at December 31, 2015 (1)	3	2,465	1,176	395	4,039
Comprehensive income:
Net income	—	—	686	—	686
Other comprehensive income, net of tax	—	—	—	62	62

Total comprehensive income					748
Tax adjustment on share-based incentive compensation plan	—	1	—	—	1
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,000)	—	(1,000)
Balances at December 31, 2016	$3	$2,466	$862	$457	$3,788

(1)	Prior period retained earnings have been restated. See Note 1 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years ended December 31,	2016	2015	2014
Cash Flows from Operating Activities
Net income	$686	$895	$965
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion, net	40	18	8
Deferred income tax expense (benefit)	5	(91)	209
Contractholder and policyholder charges, non-cash	(348)	(334)	(329)
Loss from equity method investments	53	18	24
Net realized investment gains	(30)	(13)	(45)
Other-than-temporary impairments and provision for loan losses recognized in net realized investment gains	4	9	7
Changes in operating assets and liabilities:
Deferred acquisition costs	55	(2)	33
Policyholder account balances, future policy benefits and claims, net	338	703	1,375
Derivatives, net of collateral	93	69	(894)
Reinsurance recoverables	(212)	(132)	(107)
Other receivables	(12)	(9)	(4)
Accrued investment income	7	11	20
Other, net	188	407	(357)
Net cash provided by operating activities	867	1,549	905

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	297	158	309
Maturities, sinking fund payments and calls	2,318	2,589	2,848
Purchases	(3,174)	(2,279)	(1,589)
Proceeds from sales, maturities and repayments of mortgage loans	783	618	562
Funding of mortgage loans	(433)	(523)	(523)
Proceeds from sales and collections of other investments	156	115	140
Purchase of other investments	(164)	(158)	(304)
Purchase of land, buildings, equipment and software	(9)	(11)	(8)
Change in policy loans, net	(7)	(18)	(32)
Advance on line of credit to Ameriprise Financial, Inc.	—	—	(15)
Repayment from Ameriprise Financial, Inc. on line of credit	—	—	15
Other, net	82	4	5
Net cash provided by (used in) investing activities	(151)	495	1,408

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	2,086	2,061	2,042
Net transfers from (to) separate accounts	127	(171)	(216)
Surrenders and other benefits	(1,932)	(2,714)	(2,440)
Change in short-term borrowings, net	(1)	(1)	(301)
Proceeds from line of credit with Ameriprise Financial, Inc.	22	6	56
Payments on line of credit with Ameriprise Financial, Inc.	(22)	(6)	(206)
Tax adjustment on share-based incentive compensation plan	1	1	1
Cash received for purchased options with deferred premiums	276	16	13
Cash paid for purchased options with deferred premiums	(320)	(373)	(399)
Cash dividends to Ameriprise Financial, Inc.	(1,000)	(800)	(900)
Net cash used in financing activities	(763)	(1,981)	(2,350)
Net increase (decrease) in cash and cash equivalents	(47)	63	(37)
Cash and cash equivalents at beginning of period	370	307	344
Cash and cash equivalents at end of period	$323	$370	$307

Supplemental Disclosures:
Income taxes paid (received), net	$(120)	$(57)	$471
Interest paid on borrowings	1	1	1
Non-cash investing activity:
Partnership commitments not yet remitted	108	45	38

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments.

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

In the fourth quarter of 2016, the Company corrected the accrual of commission expense for periods prior to 2013 for certain insurance and annuity products. The balance sheet as of December 31, 2015 has been revised to reflect the immaterial impact of the correction which increased deferred acquisition costs (“DAC”) by $5 million, other assets by $15 million, other liabilities by $46 million, and decreased retained earnings by $26 million. The impact to prior period financial statements was not material.

In the third quarter of 2016, the Company recorded a $29 million increase to long term care (“LTC”) reserves for an out-of-period correction related to its claim utilization assumption. The impact to prior period financial statements was not material.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 15.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued.

The Company’s principal products are variable deferred annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with the universal life products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders.

The Company also offers immediate annuities, fixed deferred annuities, and traditional life and disability income (“DI”) insurance. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders and contractholders.

A majority of the Company’s business is sold through the retail distribution channel of Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

Effective January 1, 2016, the Company adopted ASU 2015-02 — Consolidation: Amendments to the Consolidation Analysis (“ASU 2015-02”) using the modified retrospective approach. See Note 3 for additional information on the adoption impact.

A variable interest entity (“VIE”) is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for under the cost method when the Company owns less than a 20% voting interest and does not exercise significant influence.

RiverSource Life Insurance Company

Pre-adoption of ASU 2015-02

A VIE that meets one of these criteria is assessed for consolidation under one of the following models:

•	If the VIE is a registered money market fund, or is an investment company, or has the financial characteristics of an investment company, and the following are true:

(i)	the reporting entity does not have an explicit or implicit obligation to fund the investment company’s losses; and

(ii)	the investment company is not a securitization entity, asset backed financing entity, or an entity previously considered a qualifying special purpose entity,

then, the VIE will be consolidated by the entity that determines it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. Entities that are assessed for consolidation under this framework include hedge funds, property funds, private equity funds and venture capital funds.

When determining whether the Company will absorb the majority of a VIE’s expected losses or receive a majority of a VIE’s expected returns, it analyzes the purpose and design of the VIE and identifies the variable interests it holds. The Company then quantitatively determines whether its variable interests will absorb a majority of the VIE’s expected losses or residual returns. If the Company will absorb the majority of the VIE’s expected losses or residual returns, the Company consolidates the VIE.

•	If the VIE does not meet the criteria above, then the VIE will be consolidated by the reporting entity that determines it has both:

(i)	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

(ii)	the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

Entities that are assessed for consolidation under this framework include investments in qualified affordable housing partnerships.

When evaluating entities for consolidation under this framework, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIEs economic performance. In determining whether the Company has this power, it considers whether it is acting as an asset manager enabling it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in a more passive role such as a limited partner without substantive rights to impact the economic performance of the entity.

In determining whether the Company has the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as management and incentive fees and investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors.

Post-adoption of ASU 2015-02

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIEs economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The updated guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, valuation of derivative

RiverSource Life Insurance Company

instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, an other-than-temporary impairment is considered to have occurred and the Company recognizes an other-than-temporary impairment for the difference between the investment’s amortized cost and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSIC, unearned revenue, benefit reserves, reinsurance recoverables and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized cost and the cash flows expected to be collected is accreted as interest income if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income.

The Company provides a supplemental disclosure on the face of its Consolidated Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income. The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Consolidated Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be monitored by management until management determines there is no current risk of an other-than-temporary impairment.

Mortgage Loans, net

Mortgage loans, net reflect the Company’s interest in commercial and residential mortgage loans, less the related allowance for loan losses and unamortized discount on residential mortgage loans.

RiverSource Life Insurance Company

Policy Loans

Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans which represent investments in below investment grade loan syndications. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Mortgage Loans and Syndicated Loans

Mortgage loans and syndicated loans are stated at amortized cost, net of allowances for loan losses, if any and unamortized discounts.

Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans

When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans

Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Residential mortgage loans are impaired when management determines the assets are uncollectible and commences foreclosure proceedings on the property, at which time the property is written down to fair value less selling costs. Foreclosed property is recorded as real estate owned in other investments. Syndicated loans are placed on nonaccrual status when management determines it will not collect all contractual principal and interest on the loan.

Allowance for Loan Losses

Management determines the adequacy of the allowance for loan losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios, FICO scores of the borrower, debt service coverage and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans

The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The evaluation of impairment on residential mortgage loans is primarily driven by delinquency status of individual loans. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate, (ii) the fair value of collateral or (iii) the loan’s observable market price.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in

RiverSource Life Insurance Company

an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original maturities of 90 days or less.

Reinsurance

The Company cedes significant amounts of insurance risk to other insurers under reinsurance agreements. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, LTC and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. UL and VUL reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 8 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed or purchased software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 30 years.

At December 31, 2016 and 2015, land, buildings, equipment and software were $148 million and $153 million, respectively, net of accumulated depreciation of $144 million and $129 million, respectively. Depreciation and amortization expense for the years ended December 31, 2016, 2015 and 2014 was $14 million, $15 million and $15 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements

RiverSource Life Insurance Company

of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

The equity component of equity indexed annuities (“EIA”) and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 13 for information regarding the Company’s fair value measurement of derivative instruments and Note 17 for the impact of derivatives on the Consolidated Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFSI advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of estimated gross profits (“EGPs”) over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

RiverSource Life Insurance Company

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life, DI and LTC insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Consolidated Statements of Income.

The assumptions for LTC insurance products include interest rates, premium rate increases, persistency rates and morbidity rates. Prior to the third quarter of 2016, these assumptions were management’s best estimate from previous loss recognition and thus no longer provided for adverse deviations in experience. In the third quarter of 2016, premium deficiency testing of LTC resulted in further loss recognition and the impairment of all LTC DAC.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets, and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets and liabilities are primarily funds held for the benefit of variable annuity contractholders and variable life insurance policyholders, who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the risks associated with non-traditional and traditional long-duration products. Reserves for non-traditional long-duration products include the liabilities related to guaranteed benefit provisions added to variable annuity contracts, variable and fixed annuity contracts and UL and VUL policies and the embedded derivatives related to variable annuity contracts, EIA and IUL insurance. Reserves for traditional long-duration products are established to provide adequately for future benefits and expenses for term life, whole life, DI and LTC insurance products.

The establishment of reserves is an estimation process using a variety of methods, assumptions and data elements. If actual experience is better than or equal to the results of the estimation process, then reserves should be adequate to provide for future benefits and expenses. If actual experience is worse than the results of the estimation process, additional reserves may be required.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverable within receivables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities, EIA and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or

RiverSource Life Insurance Company

secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees.

Liabilities for both EIA products and indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. When market values of the customer’s accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up (“GGU”) benefits. In addition, the Company offers contracts containing GMWB and GMAB provisions, and until May 2007, the Company offered contracts containing guaranteed minimum income benefit (“GMIB”) provisions. See Note 10 for information regarding the variable annuity guarantees.

The GMDB and GGU liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GGU, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, management reviews and, where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuates based on equity, interest rate and credit markets and the estimate of the Company’s current nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. See Note 13 for information regarding the fair value measurement of embedded derivatives.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC insurance policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on

RiverSource Life Insurance Company

established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a change to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 9 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using estimated gross profits, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 19 for additional information on the Company’s valuation allowance.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Mortality and expense risk fees are generated directly and indirectly based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for universal life insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

RiverSource Life Insurance Company

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Fair Value Measurement — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (“FASB”) updated the accounting standards related to fair value measurement. The update applies to investments that are measured at net asset value (“NAV”). The standard eliminates the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share as a practical expedient. In addition, the update limits disclosures about the nature and risks of the investments to investments for which the entity elected to measure the fair value using the practical expedient rather than all investments that are eligible for the NAV practical expedient. The standard is effective for interim and annual periods beginning after December 15, 2015. The Company adopted the standard on January 1, 2016 on a retrospective basis to all periods presented. There was no impact of the standard to the Company’s consolidated financial condition or results of operations.

Consolidation

In February 2015, the FASB updated the accounting standard for consolidation. The update changes the accounting for the consolidation model for limited partnerships and VIEs and excludes certain money market funds from the consolidation analysis. Specific to the consolidation analysis of a VIE, the update clarifies consideration of fees paid to a decision maker and amends the related party guidance. The standard is effective for periods beginning after December 15, 2015. The Company adopted the standard on January 1, 2016 using the modified retrospective approach. There was no impact of the standard to the Company’s consolidated financial condition or results of operations.

Future Adoption of New Accounting Standards

Income Taxes — Intra-Entity Transfers of Assets Other Than Inventory

In October 2016, the FASB updated the accounting standards related to the recognition of income tax impacts on intra-entity transfers. The update requires entities to recognize the income tax consequences of intra-entity transfers, other than inventory, upon the transfer of the asset. The update requires the selling entity to recognize a current tax expense or benefit and the purchasing entity to recognize a deferred tax asset or liability when the transfer occurs. The standard is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its consolidated financial condition and results of operations.

Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments

In August 2016, the FASB updated the accounting standards related to classification of certain cash receipts and cash payments on the statement of cash flows. The update includes amendments to address diversity in practice for the classification of eight specific cash flow activities. The specific amendments the Company is evaluating include the classification of debt prepayment and extinguishment costs, contingent consideration payments, proceeds from insurance settlements and corporate owned life insurance settlements, distributions from equity method investees and the application of the predominance principle to separately identifiable cash flows. The standard is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted and all amendments must be adopted during the same period. The Company will early adopt the standard for the interim period ending March 31, 2017 on a retrospective basis. The adoption of the standard will not have a material impact on the Company’s consolidated cash flows.

Financial Instruments — Measurement of Credit Losses

In June 2016, the FASB updated the accounting standards related to accounting for credit losses on certain types of financial instruments. The update replaces the current incurred loss model for estimating credit losses with a new model that requires an entity to estimate the credit losses expected over the life of the asset. Generally, the initial estimate of the expected credit losses and subsequent changes in the estimate will be reported in current period earnings and recorded through an allowance for credit losses on the balance sheet. The current credit loss model for Available-for-Sale debt securities does not change; however, the credit loss calculation and subsequent recoveries are required to be recorded through an allowance. The standard is effective for interim and annual periods beginning after December 15, 2019. Early adoption will be permitted for interim and annual periods beginning after December 15, 2018. A modified retrospective cumulative adjustment to retained earnings should be recorded as of the first reporting period in which the guidance is effective for loans, receivables, and other financial instruments subject to the new expected credit loss model. Prospective adoption is required for establishing an allowance related to Available-for-Sale debt securities, certain beneficial interests, and financial assets purchased with a more-than-insignificant amount of credit deterioration since origination. The Company is currently evaluating the impact of the standard on its consolidated financial condition and results of operations.

Leases — Recognition of Lease Assets and Liabilities on Balance Sheet

In February 2016, the FASB updated the accounting standards for leases. The update was issued to increase transparency and comparability for the accounting of lease transactions. The standard will require most lease transactions for lessees to be recorded

RiverSource Life Insurance Company

on the balance sheet as lease assets and lease liabilities and both quantitative and qualitative disclosures about leasing arrangements. The standard is effective for interim and annual periods beginning after December 15, 2018 with early adoption permitted. The update should be applied at the beginning of the earliest period presented using a modified retrospective approach. The Company is currently evaluating the impact of the standard on its consolidated financial condition and results of operations.

Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB updated the accounting standards on the recognition and measurement of financial instruments. The update requires entities to carry marketable equity securities, excluding investments in securities that qualify for the equity method of accounting, at fair value with changes in fair value reflected in net income each reporting period. The update affects other aspects of accounting for equity instruments, as well as the accounting for financial liabilities utilizing the fair value option. The update eliminates the requirement to disclose the methods and assumptions used to estimate the fair value of financial assets or liabilities held at cost on the balance sheet and requires entities to use the exit price notion when measuring the fair value of financial instruments. The standard is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted for certain provisions. Generally, the update should be applied using a modified retrospective approach by recording a cumulative-effect adjustment to equity at the beginning of the period of adoption. The update is not expected to have a material impact on the consolidated financial condition and results of operations.

Revenue from Contracts with Customers

In May 2014, the FASB updated the accounting standards for revenue from contracts with customers. The update provides a five step revenue recognition model for all revenue arising from contracts with customers and affects all entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other standards). The standard also updates the accounting for certain costs associated with obtaining and fulfilling a customer contract and requires disclosure of quantitative and qualitative information that enables users of financial statements to understand the nature, amount, timing, and uncertainty of revenues and cash flows arising from contracts with customers. Subsequent related updates provide clarification on certain revenue recognition guidance in the new standard. The standard is effective for interim and annual periods beginning after December 15, 2017 and early adoption is permitted for interim and annual periods beginning after December 15, 2016. The standard may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The Company plans to adopt the revenue recognition guidance in the first quarter of 2018. The update does not apply to revenue associated with the manufacturing of insurance and annuity products or financial instruments as these revenues are in the scope of other standards. Therefore, the Company does not expect the update to have an impact on these revenues. The Company’s implementation efforts include the identification of revenue within the guidance and the review of the customer contracts to determine the Company’s performance obligation and the associated timing of each performance obligation. The Company is reviewing certain payments received to determine whether they should be presented as revenue or as a reduction of expense. The Company does not expect a material impact to the timing of revenue recognition; however, the Company’s implementation effort to assess the impact of the standard on its consolidated financial condition, results of operations, and disclosure is still in process.

4.  VARIABLE INTEREST ENTITIES

The Company has variable interests in affordable housing partnerships for which it is not the primary beneficiary and therefore does not consolidate. The Company’s maximum exposure to loss as a result of its investments in affordable housing partnerships is limited to the carrying value of these investments. The carrying value is reflected in other investments and was $574 million and $517 million as of December 31, 2016 and 2015, respectively. The Company has no obligation to provide financial or other support to the affordable housing partnerships in addition to liabilities already recorded for future funding commitments nor has it provided any additional support to the affordable housing partnerships.

In addition, the Company has variable interests in partnerships that invest in multi-family residential properties that were originally developed with an affordable housing component. The purpose of the partnership is to improve the properties to be sold to affordable housing developers. The Company is not the primary beneficiary and therefore does not consolidate the partnerships. The Company’s maximum exposure to loss as a result of its investment in the partnerships is limited to the carrying value of the investment, which is reflected in other investments and was $20 million as of December 31, 2016. The Company has no obligation to provide financial or other support to the partnerships in addition to liabilities already recorded for future funding commitments nor has it provided any additional support to the partnerships.

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, commercial mortgage backed securities and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its carrying value. The carrying value is included in Available-for-Sale fixed maturities on the Consolidated Balance Sheets. The Company has no obligation to provide

RiverSource Life Insurance Company

financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 5 for additional information on these structured investments.

5.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2016
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$13,105	$1,060	$(53)	$14,112	$—
Residential mortgage backed securities	3,386	72	(43)	3,415	(4)
Commercial mortgage backed securities	2,837	58	(38)	2,857	—
State and municipal obligations	1,092	161	(24)	1,229	—
Asset backed securities	790	26	(11)	805	—
Foreign government bonds and obligations	251	17	(7)	261	—
U.S. government and agencies obligations	3	—	—	3	—
Total fixed maturities	21,464	1,394	(176)	22,682	(4)
Common stocks	4	6	—	10	3
Total	$21,468	$1,400	$(176)	$22,692	$(1)

	December 31, 2015
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$13,764	$891	$(281)	$14,374	$2
Residential mortgage backed securities	3,015	96	(36)	3,075	(8)
Commercial mortgage backed securities	2,081	68	(13)	2,136	—
State and municipal obligations	1,023	153	(27)	1,149	—
Asset backed securities	748	33	(5)	776	—
Foreign government bonds and obligations	217	17	(11)	223	—
U.S. government and agencies obligations	38	1	—	39	—
Total fixed maturities	20,886	1,259	(373)	21,772	(6)
Common stocks	2	5	—	7	3
Total	$20,888	$1,264	$(373)	$21,779	$(3)

(1)

Represents the amount of other-than-temporary impairment (“OTTI”) losses in AOCI. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

As of December 31, 2016 and 2015, investment securities with a fair value of $1.5 billion and $862 million, respectively, were pledged to meet contractual obligations under derivative contracts and short-term borrowings, of which $428 million and $408 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of December 31, 2016 and 2015, fixed maturity securities comprised approximately 83% and 81%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At December 31, 2016 and 2015, approximately $944 million and $1.1 billion, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC (“CMIA”), an affiliate of the Company, using criteria similar to those used by NRSROs.

RiverSource Life Insurance Company

A summary of fixed maturity securities by rating was as follows:

	December 31, 2016			December 31, 2015
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$5,671	$5,728	25%	$4,661	$4,806	22%
AA	1,013	1,177	5	1,010	1,185	5
A	3,767	4,167	19	3,749	4,101	19
BBB	9,584	10,190	45	9,964	10,278	47
Below investment grade	1,429	1,420	6	1,502	1,402	7
Total fixed maturities	$21,464	$22,682	100%	$20,886	$21,772	100%

At December 31, 2016 and 2015, approximately 40% and 47%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2016
(in millions, except number of securities)	Less than 12 months				12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	114	$1,502	$(26)	33	$319	$(27)	147	$1,821	$(53)
Residential mortgage backed securities	56	1,282	(25)	56	324	(18)	112	1,606	(43)
Commercial mortgage backed securities	80	1,378	(37)	1	11	(1)	81	1,389	(38)
State and municipal obligations	18	66	(3)	2	105	(21)	20	171	(24)
Asset backed securities	23	231	(6)	12	114	(5)	35	345	(11)
Foreign government bonds and obligations	7	30	(1)	15	23	(6)	22	53	(7)
Total	298	$4,489	$(98)	119	$896	$(78)	417	$5,385	$(176)

	December 31, 2015
(in millions, except number of securities)	Less than 12 months				12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	253	$3,703	$(208)	35	$300	$(73)	288	$4,003	$(281)
Residential mortgage backed securities	36	535	(7)	59	526	(29)	95	1,061	(36)
Commercial mortgage backed securities	45	568	(12)	3	33	(1)	48	601	(13)
State and municipal obligations	9	40	(1)	2	101	(26)	11	141	(27)
Asset backed securities	21	241	(5)	—	—	—	21	241	(5)
Foreign government bonds and obligations	9	39	(2)	15	27	(9)	24	66	(11)
Total	373	$5,126	$(235)	114	$987	$(138)	487	$6,113	$(373)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities is primarily attributable to a tightening of corporate bond credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Consolidated Statements of Income for other-than-temporary impairments related to credit losses on Available-for-Sale securities for which a portion of the securities’ total other-than-temporary impairments was recognized in other comprehensive income (loss) (“OCI”):

	December 31,
(in millions)	2016	2015	2014
Beginning balance	$33	$33	$54
Credit losses for which an other-than-temporary impairment was not previously recognized	—	—	1
Reductions for securities sold during the period (realized)	(12)	—	(22)
Ending balance	$21	$33	$33

RiverSource Life Insurance Company

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains were as follows:

	Years Ended December 31,
(in millions)	2016	2015	2014
Gross realized investment gains	$29	$30	$51
Gross realized investment losses	(12)	(17)	(6)
Other-than-temporary impairments	—	(7)	(5)
Total	$17	$6	$40

Other-than-temporary impairments for the years ended December 31, 2015 and 2014 primarily related to credit losses on corporate debt securities and non-agency residential mortgage backed securities.

See Note 18 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity at December 31, 2016 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$694	$704
Due after one year through five years	5,766	6,090
Due after five years through 10 years	4,282	4,386
Due after 10 years	3,709	4,425
	14,451	15,605
Residential mortgage backed securities	3,386	3,415
Commercial mortgage backed securities	2,837	2,857
Asset backed securities	790	805
Common stocks	4	10
Total	$21,468	$22,692

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities, as well as common stocks, were not included in the maturities distribution.

The following is a summary of net investment income:

	Years Ended December 31,
(in millions)	2016	2015	2014
Fixed maturities	$997	$1,034	$1,112
Mortgage loans	149	177	183
Other investments	8	33	29
	1,154	1,244	1,324
Less: investment expenses	26	26	30
Total	$1,128	$1,218	$1,294

Net realized investment gains are summarized as follows:

	Years Ended December 31,
(in millions)	2016	2015	2014
Fixed maturities	$17	$6	$40
Mortgage loans	10	—	—
Other investments	(1)	(2)	(2)
Total	$26	$4	$38

6.  FINANCING RECEIVABLES

The Company’s financing receivables include commercial and residential mortgage loans, syndicated loans and policy loans. Syndicated loans are reflected in other investments.

Allowance for Loan Losses

Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans. The Company does not currently have an allowance for loan losses for residential mortgage loans.

RiverSource Life Insurance Company

The following table presents a rollforward of the allowance for loan losses for the years ended and the ending balance of the allowance for loan losses by impairment method:

	December 31,
(in millions)	2016	2015	2014
Beginning balance	$25	$28	$28
Charge-offs	(3)	(4)	(2)
Provisions	3	1	2
Ending balance	$25	$25	$28

Individually evaluated for impairment	$2	$4	$9
Collectively evaluated for impairment	23	21	19

The recorded investment in financing receivables by impairment method was as follows:

	December 31,
(in millions)	2016	2015
Individually evaluated for impairment	$10	$25
Collectively evaluated for impairment	3,275	3,657
Total	$3,285	$3,682

As of December 31, 2016 and 2015, the Company’s recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was $5 million and $12 million, respectively.

During the years ended December 31, 2016, 2015 and 2014, the Company purchased $73 million, $106 million and $180 million, respectively, and sold $250 million, $15 million and $13 million, respectively. The loans purchased consisted of syndicated loans. The loans sold during 2016 primarily consisted of residential mortgage loans, which were sold in the first quarter of 2016. See below for additional discussion on the sale of these loans. The loans sold during 2015 and 2014 primarily consisted of syndicated loans.

Credit Quality Information

Nonperforming loans, which are generally loans 90 days or more past due, were $2 million and $8 million as of December 31, 2016 and 2015, respectively. All other loans were considered to be performing.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were nil and 1% of total commercial mortgage loans at December 31, 2016 and 2015, respectively. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
	(in millions)
South Atlantic	$753	$746	29%	28%
Pacific	722	709	28	27
Mountain	234	242	9	9
West North Central	212	217	8	8
East North Central	195	208	8	8
Middle Atlantic	191	203	7	8
West South Central	122	128	5	5
New England	84	115	3	4
East South Central	80	68	3	3

	2,593	2,636	100%	100%

Less: allowance for loan losses	19	19

Total	$2,574	$2,617

RiverSource Life Insurance Company

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
	(in millions)
Retail	$916	$947	35%	36%
Office	473	522	18	20
Apartments	483	473	19	18
Industrial	430	444	17	17
Mixed use	42	35	2	1
Hotel	41	34	1	1
Other	208	181	8	7

	2,593	2,636	100%	100%

Less: allowance for loan losses	19	19

Total	$2,574	$2,617

Residential Mortgage Loans

The recorded investment in residential mortgage loans at December 31, 2016 and 2015 was $300 million and $594 million, respectively. The Company considers the credit worthiness of borrowers (FICO score), collateral characteristics such as LTV and geographic concentration to determine when an amount for an allowance for loan losses for residential mortgage loans is appropriate. At a minimum, management updates FICO scores and LTV ratios semiannually. As of December 31, 2016 and 2015, no allowance for loan losses was recorded.

On March 30, 2016, the Company sold $250 million (amortized cost, net of unamortized discount) of its residential mortgage loans to an unaffiliated third party. The Company received cash proceeds of $260 million and recognized a gain of $10 million. As a result of the sale, the Company’s unamortized discount related to its residential mortgage loans was reduced from $21 million at December 31, 2015 to nil at December 31, 2016.

As of December 31, 2016 and 2015, approximately 2% and 4%, respectively, of residential mortgage loans had FICO scores below 640. As of December 31, 2016 and 2015, nil and approximately 1%, respectively, of the Company’s residential mortgage loans had LTV ratios greater than 90%. The Company’s most significant geographic concentration for residential mortgage loans is in California representing 52% and 37% of the portfolio as of December 31, 2016 and 2015, respectively, and in Colorado and Washington representing 18% and 13%, respectively, of the portfolio as of December 31, 2016. No other state represents more than 10% of the total residential mortgage loan portfolio.

Syndicated Loans

The recorded investment in syndicated loans at December 31, 2016 and 2015 was $392 million and $452 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. The primary credit indicator for syndicated loans is whether the loans are performing in accordance with the contractual terms of the syndication. Total nonperforming syndicated loans at December 31, 2016 and 2015 were $1 million and $5 million, respectively.

Troubled Debt Restructurings

The recorded investment in restructured loans was not material as of December 31, 2016, 2015 and 2014. The troubled debt restructurings did not have a material impact to the Company’s allowance for loan losses or income recognized for the years ended December 31, 2016, 2015 and 2014. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

7.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

In the third quarter of the year, management conducts its annual review of insurance and annuity valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, management updates valuation assumptions. The impact of unlocking for the year ended December 31, 2016 primarily reflected continued low interest rates that more than offset benefits from persistency on annuity contracts without living benefits. In addition, the Company’s review of its closed LTC business resulted in loss recognition due to continued low interest rates, higher morbidity and higher reinsurance expenses, slightly offset by premium increases. The impact of unlocking for the year ended December 31, 2015 primarily reflected the difference between the Company’s previously assumed interest rates versus the low interest rate environment partially offset by improved persistency. The impact of unlocking for the year ended December 31, 2014 primarily reflected lower than previously assumed interest rates partially offset by improved persistency and mortality experience and a benefit from updating the Company’s variable annuity living benefit withdrawal utilization assumption.

RiverSource Life Insurance Company

The balances of and changes in DAC were as follows:

(in millions)	2016		2015	2014
Balance at January 1(1)	$2,693		$2,581	$2,638
Capitalization of acquisition costs	279	(2)	275	260
Amortization, excluding the impact of valuation assumptions review	(253)		(267)	(286)
Amortization, impact of valuation assumptions review	(81	)(3)	(6)	(7)
Impact of change in net unrealized securities (gains) losses	(27)		110	(24)
Balance at December 31(1)	$2,611		$2,693	$2,581

(1)	Prior period DAC balances have been restated for the correction of the commission expense accrual for certain insurance and annuity products. See Note 1 for more information.
(2)

Includes a $27 million benefit for the release of the deferred reinsurance liability in connection with the loss recognition on LTC business. The benefit was reported in other insurance and operating expenses on the Consolidated Statements of Income.

(3)	Includes a $58 million expense related to the loss recognition on LTC business.

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in millions)	2016	2015	2014
Balance at January 1	$334	$361	$409
Capitalization of sales inducement costs	5	4	5
Amortization, excluding the impact of valuation assumptions review	(42)	(52)	(52)
Amortization, impact of valuation assumptions review	4	1	(2)
Impact of change in net unrealized securities losses	—	20	1
Balance at December 31	$301	$334	$361

8.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its universal life product with long term care benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

At December 31, 2016 and 2015, traditional life and UL insurance in force aggregated $196.5 billion and $196.3 billion, respectively, of which $142.4 billion and $144.2 billion, respectively, were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis.

RiverSource Life Insurance Company

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2016	2015	2014
Direct premiums	$642	$629	$645
Reinsurance ceded	(225)	(223)	(222)
Net premiums	$417	$406	$423

Policy and contract charges are presented on the Consolidated Statements of Income net of $110 million, $107 million and $94 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2016, 2015 and 2014, respectively.

Reinsurance recovered on all contracts was $318 million, $287 million and $253 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Reinsurance recoverables include approximately $2.0 billion and $1.9 billion related to LTC risk ceded to Genworth as of December 31, 2016 and 2015, respectively. Included in policyholder account balances, future policy benefits and claims is $529 million and $551 million related to previously assumed reinsurance arrangements as of December 31, 2016 and 2015, respectively.

9.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in millions)	2016		2015
Policyholder account balances
Fixed annuities	$10,565		$11,239
Variable annuity fixed sub-accounts	5,211		4,912
VUL/UL insurance	3,007		2,897
IUL insurance	1,054		808
Other life insurance	758		794
Total policyholder account balances	20,595		20,650
Future policy benefits
Variable annuity GMWB	1,017		1,057
Variable annuity GMAB	(24	)(1)	—
Other annuity liabilities	64		31
Fixed annuities life contingent liabilities	1,497		1,501
EIA(2)	25		27
Life, DI and LTC insurance	5,556		5,112
VUL/UL and other life insurance additional liabilities	588		452
Total future policy benefits	8,723		8,180
Policy claims and other policyholders’ funds	196		199
Total policyholder account balances, future policy benefits and claims	$29,514		$29,029

(1)	Includes the fair value of GMAB embedded derivatives that was a net asset at December 31, 2016 reported as a contra liability.
(2)	Includes approximately $23 million and $25 million of policyholder account balances as of December 31, 2016 and 2015, respectively.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.71% to 9.38% at December 31, 2016, depending on year of issue, with an average rate of approximately 4.37%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

The Company’s EIA product is a single premium deferred fixed annuity. The contract is issued with an initial term of seven years and interest earnings are linked to the performance of the S&P 500® Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. The Company generally invests the proceeds from the annuity contracts in fixed rate securities and hedges the equity risk with derivative instruments. See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to EIA. In 2007, the Company discontinued new sales of EIA.

RiverSource Life Insurance Company

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GGU and GMIB provisions. See Note 13 and Note 17 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB, GMAB and GMDB provisions.

Insurance Liabilities

VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a universal life policy that includes an equity indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company currently hedges the interest rate risk related to the equity indexed account with derivative instruments. See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as disability products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies is based on the net level premium and includes the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 3% to 10% at December 31, 2016. Anticipated interest rates for DI policies ranged from 3% to 7.5% at December 31, 2016 and for LTC policies ranged from 5.9% to 6.5% at December 31, 2016.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.75% and 6.25% for DI and LTC claims, respectively, at December 31, 2016.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in millions)	2016	2015
Variable annuity	$69,606	$69,333
VUL insurance	6,659	6,637
Other insurance	33	34
Total	$76,298	$76,004

10.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company’s variable annuity guarantees.

RiverSource Life Insurance Company

The GMDB and GGU provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Once withdrawals begin, the contractholder’s funds are moved to one of the three least aggressive asset allocation models.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2016				December 31, 2015
Variable Annuity Guarantees by Benefit Type(1) (in millions, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$56,143	$54,145	$208	65	$54,716	$52,871	$297	65
Five/six-year reset	8,878	6,170	22	66	9,307	6,731	78	65
One-year ratchet	6,426	6,050	110	68	6,747	6,379	266	67
Five-year ratchet	1,542	1,483	7	64	1,613	1,556	20	63
Other	965	942	86	71	887	869	82	71
Total — GMDB	$73,954	$68,790	$433	65	$73,270	$68,406	$743	65
GGU death benefit	$1,047	$996	$108	68	$1,056	$1,004	$113	67
GMIB	$245	$227	$13	68	$270	$251	$17	68
GMWB:
GMWB	$2,650	$2,642	$2	70	$3,118	$3,109	$2	69
GMWB for life	39,436	39,282	495	66	37,301	37,179	330	66
Total — GMWB	$42,086	$41,924	$497	66	$40,419	$40,288	$332	66
GMAB	$3,484	$3,476	$21	59	$4,018	$4,006	$31	58

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

RiverSource Life Insurance Company

The net amount at risk for GMDB, GGU and GMAB guarantees is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB and GMWB guarantees is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero. The present value is calculated using a discount rate that is consistent with assumptions embedded in the Company’s annuity pricing models.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2016		December 31, 2015
(in millions, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$6,376	64	$6,601	63

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in millions)	GMDB & GGU	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2014	$4	$6	$(383)	$(62)	$206
Incurred claims	9	1	1,076	21	75
Paid claims	(4)	—	—	—	(18)
Balance at December 31, 2014	9	7	693	(41)	263
Incurred claims	10	1	364	41	92
Paid claims	(5)	—	—	—	(23)
Balance at December 31, 2015	14	8	1,057	—	332
Incurred claims	11	1	(40)	(23)	127
Paid claims	(9)	(1)	—	(1)	(25)
Balance at December 31, 2016	$16	$8	$1,017	$(24)	$434

(1)	The incurred claims for GMWB and GMAB represent the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in millions)	2016	2015
Mutual funds:
Equity	$40,622	$39,806
Bond	23,142	23,700
Other	5,326	5,241
Total mutual funds	$69,090	$68,747

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2016, 2015 and 2014.

11.  LINES OF CREDIT

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of December 31, 2016 and 2015.

RiverSource Life Insurance Co. of New York, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life Insurance Co. of New York’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of December 31, 2016 and 2015.

RiverSource Life Insurance Company

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of December 31, 2016 and 2015.

12.  SHORT-TERM BORROWINGS

The Company enters into repurchase agreements in exchange for cash which it accounts for as secured borrowings and has pledged Available-for-Sale securities to collateralize its obligations under the repurchase agreements. As of December 31, 2016 and 2015, the Company has pledged $33 million and $30 million, respectively, of agency residential mortgage backed securities and $19 million and $22 million, respectively, of commercial mortgage backed securities. The amount of the Company’s liability including accrued interest as of both December 31, 2016 and 2015 was $50 million. The remaining maturity of outstanding repurchase agreements was less than three months and less than one month as of December 31, 2016 and 2015, respectively. The weighted average annualized interest rate on the repurchase agreements held as of December 31, 2016 and 2015 was 0.9% and 0.5%, respectively.

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. The Company has pledged Available-for-Sale securities consisting of commercial mortgage backed securities to collateralize its obligation under these borrowings. The fair value of the securities pledged is recorded in investments and was $771 million and $290 million as of December 31, 2016 and 2015, respectively. The amount of the Company’s liability including accrued interest as of both December 31, 2016 and 2015 was $150 million. The remaining maturity of outstanding FHLB advances was less than four months and less than three months as of December 31, 2016 and 2015, respectively. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2016 and 2015 was 0.8% and 0.5%, respectively.

13.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2016
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$12,955	$1,157	$14,112
Residential mortgage backed securities	—	3,300	115	3,415
Commercial mortgage backed securities	—	2,857	—	2,857
State and municipal obligations	—	1,229	—	1,229
Asset backed securities	—	792	13	805
Foreign government bonds and obligations	—	261	—	261
U.S. government and agencies obligations	3	—	—	3
Total Available-for-Sale securities: Fixed maturities	3	21,394	1,285	22,682
Common stocks	6	4	—	10
Cash equivalents	—	302	—	302
Other assets:
Interest rate derivative contracts	—	1,735	—	1,735
Equity derivative contracts	42	1,481	—	1,523
Credit derivative contracts	—	1	—	1
Foreign exchange derivative contracts	—	80	—	80
Other derivative contracts	1	6	—	7
Total other assets	43	3,303	—	3,346
Separate account assets measured at NAV				76,298	(1)
Total assets at fair value	$52	$25,003	$1,285	$102,638

Liabilities
Policyholder account balances, future policy benefits and claims:
EIA embedded derivatives	$—	$5	$—	$5
IUL embedded derivatives	—	—	464	464
GMWB and GMAB embedded derivatives	—	—	614	614	(2)
Total policyholder account balances, future policy benefits and claims	—	5	1,078	1,083	(3)
Other liabilities:
Interest rate derivative contracts	1	964	—	965
Equity derivative contracts	2	1,986	—	1,988
Foreign exchange derivative contracts	2	45	—	47
Other derivative contracts	—	1	—	1
Total other liabilities	5	2,996	—	3,001
Total liabilities at fair value	$5	$3,001	$1,078	$4,084

RiverSource Life Insurance Company

	December 31, 2015
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$13,139	$1,235	$14,374
Residential mortgage backed securities	—	3,054	21	3,075
Commercial mortgage backed securities	—	2,133	3	2,136
State and municipal obligations	—	1,149	—	1,149
Asset backed securities	—	643	133	776
Foreign government bonds and obligations	—	223	—	223
U.S. government and agencies obligations	4	35	—	39
Total Available-for-Sale securities: Fixed maturities	4	20,376	1,392	21,772
Common stocks	3	4	—	7
Cash equivalents	48	285	—	333
Other assets:
Interest rate derivative contracts	—	1,882	—	1,882
Equity derivative contracts	92	1,477	—	1,569
Credit derivative contracts	—	2	—	2
Foreign exchange derivative contracts	1	54	—	55
Total other assets	93	3,415	—	3,508
Separate account assets measured at NAV				76,004	(1)
Total assets at fair value	$148	$24,080	$1,392	$101,624

Liabilities
Policyholder account balances, future policy benefits and claims:
EIA embedded derivatives	$—	$5	$—	$5
IUL embedded derivatives	—	—	364	364
GMWB and GMAB embedded derivatives	—	—	851	851	(4)
Total policyholder account balances, future policy benefits and claims	—	5	1,215	1,220	(5)
Other liabilities:
Interest rate derivative contracts	—	948	—	948
Equity derivative contracts	45	1,930	—	1,975
Foreign exchange derivative contracts	1	16	—	17
Total other liabilities	46	2,894	—	2,940
Total liabilities at fair value	$46	$2,899	$1,215	$4,160

(1)

Amounts are comprised of certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy. See Note 3 for further information.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $880 million of individual contracts in a liability position and $266 million of individual contracts in an asset position at December 31, 2016.

(3)	The Company’s adjustment for nonperformance risk resulted in a $498 million cumulative decrease to the embedded derivatives at December 31, 2016.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $994 million of individual contracts in a liability position and $143 million of individual contracts in an asset position at December 31, 2015.

(5)	The Company’s adjustment for nonperformance risk resulted in a $398 million cumulative decrease to the embedded derivatives at December 31, 2015.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities: Fixed Maturities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total	Other Derivative Contracts
Balance, January 1, 2016	$1,235	$21	$3	$133	$1,392	$—
Total gains (losses) included in:
Net income	1	—	—	1	2 (1)	(2	)(4)
Other comprehensive income	(1)	(1)	—	—	(2)	—
Purchases	47	134	42	—	223	2
Settlements	(126)	(9)	(3)	(1)	(139)	—
Transfers into Level 3	1	—	—	12	13	—
Transfers out of Level 3	—	(30)	(42)	(132)	(204)	—
Balance, December 31, 2016	$1,157	$115	$—	$13	$1,285	$—
Changes in unrealized gains (losses) relating to assets held at December 31, 2016	$1	$—	$—	$—	$1 (1)	$(2	)(4)

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2016	$364		$851		$1,215
Total (gains) losses included in:
Net income	13	(3)	(511	)(4)	(498)
Issues	115		295		410
Settlements	(28)		(21)		(49)
Balance, December 31, 2016	$464		$614		$1,078
Changes in unrealized (gains) losses relating to liabilities held at December 31, 2016	$13	(3)	$(448	)(4)	$(435)

	Available-for-Sale Securities: Fixed Maturities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total	Common Stocks
Balance, January 1, 2015	$1,353	$9	$90	$151	$1,603	$1
Total gains (losses) included in:
Net income	(1)	—	—	1	— (1)	—
Other comprehensive income	(21)	—	—	(2)	(23)	(1)
Purchases	153	67	32	16	268	—
Settlements	(238)	(4)	(7)	(2)	(251)	—
Transfers into Level 3	—	—	6	14	20	—
Transfers out of Level 3	(11)	(51)	(118)	(45)	(225)	—
Balance, December 31, 2015	$1,235	$21	$3	$133	$1,392	$—
Changes in unrealized gains (losses) relating to assets held at December 31, 2015	$(1)	$—	$—	$1	$— (1)	$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2015	$242		$479		$721
Total losses included in:
Net income	27	(3)	105	(4)	132
Issues	114		271		385
Settlements	(19)		(4)		(23)
Balance, December 31, 2015	$364		$851		$1,215
Changes in unrealized losses relating to liabilities held at December 31, 2015	$27	(3)	$127	(4)	$154

RiverSource Life Insurance Company

	Available-for-Sale Securities: Fixed Maturities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total	Common Stocks
Balance, January 1, 2014	$1,516	$58	$30	$218	$1,822	$—
Total gains (losses) included in:
Net income	—	—	1	1	2 (2)	—
Other comprehensive income	(1)	—	(3)	3	(1)	—
Purchases	139	11	39	—	189	1
Sales	(17)	—	—	—	(17)	—
Settlements	(276)	(3)	(1)	(2)	(282)	—
Transfers into Level 3	—	—	78	—	78	1
Transfers out of Level 3	(8)	(57)	(54)	(69)	(188)	(1)
Balance, December 31, 2014	$1,353	$9	$90	$151	$1,603	$1
Changes in unrealized gains (losses) relating to assets held at December 31, 2014	$(1)	$—	$1	$1	$1 (1)	$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2014	$125		$(575)		$(450)
Total losses included in:
Net income	40	(3)	811	(4)	851
Issues	90		254		344
Settlements	(13)		(11)		(24)
Balance, December 31, 2014	$242		$479		$721
Changes in unrealized losses relating to liabilities held at December 31, 2014	$40	(3)	$811	(4)	$851

(1)	Included in net investment income in the Consolidated Statements of Income.
(2)	Represents a $1 million gain included in net investment income and a $1 million gain in net realized investment gains in the Consolidated Statements of Income.
(3)	Included in interest credited to fixed accounts in the Consolidated Statements of Income.
(4)	Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

The increase to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $98 million, $74 million and $124 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2016, 2015 and 2014, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote. The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred. For assets and liabilities held at the end of the reporting periods that are measured at fair value on a recurring basis, there were no transfers between Level 1 and Level 2.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2016
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$1,154	Discounted cash flow	Yield/spread to U.S. Treasuries	0.9%	–	2.5%	1.3%
IUL embedded derivatives	$464	Discounted cash flow	Nonperformance risk(1)	82		bps
GMWB and GMAB embedded derivatives	$614	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	75.6%
			Surrender rate	0.1%	–	66.4%
			Market volatility(3)	5.3%	–	21.2%
			Nonperformance risk(1)	82		bps

RiverSource Life Insurance Company

	December 31, 2015
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$1,221	Discounted cash flow	Yield/spread to U.S. Treasuries	1.1%	–	3.8%	1.6%
IUL embedded derivatives	$364	Discounted cash flow	Nonperformance risk(1)	68		bps
GMWB and GMAB embedded derivatives	$851	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	75.6%
			Surrender rate	0.0%	–	59.1%
			Market volatility(3)	5.4%	–	21.5%
			Nonperformance risk(1)	68		bps

(1)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(2)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(3)	Market volatility is implied volatility of fund of funds and managed volatility funds.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly higher (lower) liability value. Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original maturities of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques. Level 1 securities primarily include U.S. Treasuries. Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and U.S. agency and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities. The fair value of corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and certain asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. In addition to the general pricing controls, the Company reviews the broker prices to ensure that the broker quotes are reasonable and, when available,

RiverSource Life Insurance Company

compares prices of privately issued securities to public issues from the same issuer to ensure that the implicit illiquidity premium applied to the privately placed investment is reasonable considering investment characteristics, maturity, and average life of the investment.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The fair value of certain derivatives measured using pricing models which include significant unobservable inputs are classified as Level 3 within the fair value hierarchy. Other derivative contracts consist of the Company’s macro hedge program. See Note 17 for further information on the macro hedge program. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial at December 31, 2016 and 2015. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility, and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its EIA and IUL products. Significant inputs to the EIA calculation include observable interest rates, volatilities and equity index levels and, therefore, are classified as Level 2. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company’s Corporate Actuarial Department calculates the fair value of the embedded derivatives on a monthly basis. During this process, control checks are performed to validate the completeness of the data. Actuarial management approves various components of the valuation along with the final results. The change in the fair value of the embedded derivatives is reviewed monthly with senior management. The Level 3 inputs into the valuation are consistent with the pricing assumptions and updated as experience develops. Significant unobservable inputs that reflect policyholder behavior are reviewed quarterly along with other valuation assumptions.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and

RiverSource Life Insurance Company

the majority of options. Other derivative contracts consist of the Company’s macro hedge program. See Note 17 for further information on the macro hedge program. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial at December 31, 2016 and 2015. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value.

	December 31, 2016
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$2,874	$—	$—	$2,865	$2,865
Policy loans	830	—	—	807	807
Other investments	402	—	364	43	407

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$10,906	$—	$—	$11,417	$11,417
Short-term borrowings	200	—	200	—	200
Other liabilities	177	—	—	169	169
Separate account liabilities measured at NAV	341				341	(1)

	December 31, 2015
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$3,211	$—	$—	$3,254	$3,254
Policy loans	823	—	—	803	803
Other investments	463	—	416	33	449

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$11,523	$—	$—	$12,424	$12,424
Short-term borrowings	200	—	200	—	200
Other liabilities	117	—	—	113	113
Separate account liabilities measured at NAV	360				360	(1)

(1)

Amounts are comprised of certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy. See Note 3 for further information.

Mortgage Loans, Net

The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities, liquidity and characteristics including LTV ratio, occupancy rate, refinance risk, debt service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company’s estimate of the amount recoverable on the loan.

The fair value of residential mortgage loans is determined by discounting estimated cash flows and incorporating adjustments for prepayment, administration expenses, loss severity and credit loss estimates, with discount rates based on the Company’s estimate of current market conditions.

Given the significant unobservable inputs to the valuation of mortgage loans, these measurements are classified as Level 3.

Policy Loans

Policy loans represent loans made against the cash surrender value of the underlying life insurance or annuity product. These loans and the related interest are usually realized at death of the policyholder or contractholder or at surrender of the contract and are not transferable without the underlying insurance or annuity contract. The fair value of policy loans is determined by estimating expected cash flows discounted at rates based on the U.S. Treasury curve. Policy loans are classified as Level 3 as the discount rate used may be adjusted for the underlying performance of individual policies.

Other Investments

Other investments primarily consist of syndicated loans and an investment in FHLB. The fair value of syndicated loans is obtained from a third-party pricing service or non-binding broker quotes. Syndicated loans that are priced using a market approach with observable inputs are classified as Level 2 and syndicated loans priced using a single non-binding broker quote are classified as Level 3. The fair value of the investment in FHLB is approximated by the carrying value and classified as Level 3 due to restrictions on transfer and lack of liquidity in the primary market for this asset.

RiverSource Life Insurance Company

Policyholder Account Balances, Future Policy Benefits and Claims

The fair value of fixed annuities in deferral status is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a margin for adverse deviation from estimated early policy surrender behavior and the Company’s nonperformance risk specific to these liabilities. The fair value of non-life contingent fixed annuities in payout status, EIA host contracts and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner. Given the use of significant unobservable inputs to these valuations, the measurements are classified as Level 3.

Short-term Borrowings

The fair value of short-term borrowings is obtained from a third-party pricing service. A nonperformance adjustment is not included as collateral requirements for these borrowings minimize the nonperformance risk. The fair value of short-term borrowings is classified as Level 2.

Other Liabilities

Other liabilities consist of future funding commitments to affordable housing partnerships and other real estate partnerships. The fair value of these future funding commitments is determined by discounting cash flows. The fair value of these commitments includes an adjustment for the Company’s nonperformance risk and is classified as Level 3 due to the use of the significant unobservable input.

Separate Account Liabilities

Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. The NAV of the related separate account assets is used as a practical expedient for fair value and represents the exit price for the separate account liabilities. Separate account liabilities are excluded from classification in the fair value hierarchy.

14.  RELATED PARTY TRANSACTIONS

CMIA is the investment advisor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides marketing, administrative and shareholder services on behalf of CMIA and is compensated for the services it provides. For the years ended December 31, 2016, 2015 and 2014, the Company earned $313 million, $311 million and $295 million, respectively, from CMIA for these services.

Columbia Management Investment Distributors, Inc. (“CMID”), an affiliate of the Company, is the principal underwriter and distributor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides distribution services to assist in the promotion, distribution and account servicing of shares of the portfolios of the Company’s variable products and is compensated for providing these services. For the years ended December 31, 2016, 2015 and 2014, the Company earned $158 million, $162 million and $158 million, respectively, from CMID for these services.

Columbia Management Investment Services Corp. (“CMIS”), an affiliate of the Company, is the transfer agent that processes transactions related to the Company’s variable products. The Company provides shareholder services related to these transactions and is compensated for providing these services. For the years ended December 31, 2016, 2015 and 2014, the Company earned $40 million, $41 million and $40 million, respectively, from CMIS for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $400 million, $437 million and $431 million for the years ended December 31, 2016, 2015 and 2014, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Dividends paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2016	2015	2014
Cash dividends paid to Ameriprise Financial	$1,000	$800	$900
Cash dividends received from RiverSource Life of NY	50	25	24
Cash dividend received from RTA	15	—	30
Cash dividend received from RiverSource REO 1, LLC (1)	31	—	—

(1)	RiverSource REO 1, LLC is a wholly owned subsidiary of RiverSource Life Insurance Company which holds foreclosed mortgage loans and real estate.

On February 8, 2017, the Company’s board of directors declared a cash dividend of $300 million to Ameriprise Financial, payable on or before March 20, 2017, pending approval by the Minnesota Department of Commerce.

For dividends from the life insurance companies, advance notification was provided to state insurance regulators prior to all dividend payments. See Note 15 for additional information.

During the year ended December 31, 2014, RiverSource Life Insurance Company made cash contributions to RTA of $15 million for ongoing funding commitments related to affordable housing partnership investments.

RiverSource Life Insurance Company

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due to (from) Ameriprise Financial for federal income taxes was $168 million and $(88) million at December 31, 2016 and 2015, respectively, which is reflected in Other, net within operating activities on the Consolidated Statements of Cash Flows.

15.  REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes contain limitations as to the amount of dividends or distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, dividends or distributions in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned surplus aggregated $275 million and $954 million as of December 31, 2016 and 2015, respectively.

In addition, dividends or distributions, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Statutory capital and surplus was $3.0 billion and $3.7 billion at December 31, 2016 and 2015, respectively.

Statutory net gain from operations and net income are summarized as follows:

	Years Ended December 31,
(in millions)	2016	2015	2014
Statutory net gain from operations(1)	$834	$1,033	$1,412
Statutory net income(1)	322	633	1,154

(1)

Statutory net gain (loss) from operations and statutory net income (loss) are significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts are substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

Government debt securities of $4 million and $5 million at December 31, 2016 and 2015, respectively, were on deposit with various states as required by law.

16.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments and repurchase agreements are subject to master netting arrangements and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2016
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$2,822	$—	$2,822	$(2,161)	$(374)	$(235)	$52
OTC cleared	510	—	510	(507)	(3)	—	—
Exchange-traded	14	—	14	(2)	—	—	12
Total derivatives	$3,346	$—	$3,346	$(2,670)	$(377)	$(235)	$64

RiverSource Life Insurance Company

	December 31, 2015
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$3,051	$—	$3,051	$(2,293)	$(354)	$(320)	$84
OTC cleared	417	—	417	(313)	(102)	—	2
Exchange-traded	40	—	40	(3)	—	—	37
Total derivatives	$3,508	$—	$3,508	$(2,609)	$(456)	$(320)	$123

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2016
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$2,481	$—	$2,481	$(2,161)	$—	$(312)	$8
OTC cleared	515	—	515	(507)	(8)	—	—
Exchange-traded	5	—	5	(2)	—	—	3
Total derivatives	3,001	—	3,001	(2,670)	(8)	(312)	11
Repurchase agreements	50	—	50	—	—	(50)	—
Total	$3,051	$—	$3,051	$(2,670)	$(8)	$(362)	$11

	December 31, 2015
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$2,624	$—	$2,624	$(2,293)	$—	$(331)	$—
OTC cleared	313	—	313	(313)	—	—	—
Exchange-traded	3	—	3	(3)	—	—	—
Total derivatives	2,940	—	2,940	(2,609)	—	(331)	—
Repurchase agreements	50	—	50	—	—	(50)	—
Total	$2,990	$—	$2,990	$(2,609)	$—	$(381)	$—

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amounts of assets or liabilities presented in the Consolidated Balance Sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in other assets and other liabilities. Cash collateral pledged by the Company is reflected in other assets and cash collateral accepted by the Company is reflected in other liabilities. Repurchase agreements are reflected in short-term borrowings. See Note 17 for additional disclosures related to the Company’s derivative instruments and Note 12 for additional disclosures related to the Company’s repurchase agreements.

RiverSource Life Insurance Company

17.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

The Company’s freestanding derivative instruments are all subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 16 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

The Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2016			December 31, 2015
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$71,019	$1,735	$965	$62,591	$1,882	$948
Equity contracts	59,401	1,523	1,988	69,009	1,569	1,975
Credit contracts	1,039	1	—	600	2	—
Foreign exchange contracts	4,494	80	47	4,155	55	17
Other contracts	1,258	7	1	2,150	—	—
Total non-designated hedges	137,211	3,346	3,001	138,505	3,508	2,940
Embedded derivatives
GMWB and GMAB (3)	N/A	—	614	N/A	—	851
IUL	N/A	—	464	N/A	—	364
EIA	N/A	—	5	N/A	—	5
Total embedded derivatives	N/A	—	1,083	N/A	—	1,220
Total derivatives	$137,211	$3,346	$4,084	$138,505	$3,508	$4,160

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets on the Consolidated Balance Sheets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Consolidated Balance Sheets. The fair value of GMWB and GMAB, IUL, and EIA embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Consolidated Balance Sheets.

(3)

The fair value of the GMWB and GMAB embedded derivatives at December 31, 2016 included $880 million of individual contracts in a liability position and $266 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives at December 31, 2015 included $994 million of individual contracts in a liability position and $143 million of individual contracts in an asset position.

See Note 13 for additional information regarding the Company’s fair value measurement of derivative instruments.

At December 31, 2016 and 2015, investment securities with a fair value of $235 million and $323 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $118 million and $193 million, respectively, may be sold, pledged or rehypothecated by the Company. At December 31, 2016 and 2015, the Company had sold, pledged, or rehypothecated $19 million and nil, respectively, of these securities. In addition, at December 31, 2016 and 2015, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Consolidated Statements of Income:

(in millions)	Net Investment Income	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2016
Interest rate contracts	$—	$—	$38
Equity contracts	—	20	(836)
Credit contracts	—	—	2
Other contracts	—	—	(23)
GMWB and GMAB embedded derivatives	—	—	237
IUL embedded derivatives	—	15	—
Total gain (loss)	$—	$35	$(582)
Year Ended December 31, 2015
Interest rate contracts	$—	$—	$241
Equity contracts	—	(10)	(304)
Credit contracts	—	—	(1)
Foreign exchange contracts	—	—	13
Other contracts	—	—	(14)
GMWB and GMAB embedded derivatives	—	—	(372)
IUL embedded derivatives	—	(8)	—
EIA embedded derivatives	—	1	—
Total loss	$—	$(17)	$(437)
Year Ended December 31, 2014
Interest rate contracts	$3	$—	$1,122
Equity contracts	—	21	(304)
Credit contracts	—	—	(33)
Foreign exchange contracts	—	—	(9)
Other contracts	—	—	(1)
GMWB and GMAB embedded derivatives	—	—	(1,054)
IUL embedded derivatives	—	(27)	—
EIA embedded derivatives	—	(2)	—
Total gain (loss)	$3	$(8)	$(279)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using futures, options, interest rate swaptions, interest rate swaps, total return swaps and variance swaps.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the option contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2016:

(in millions)	Premiums Payable	Premiums Receivable
2017	$251	$75
2018	208	128
2019	253	169
2020	175	98
2021	166	106
2022-2026	570	131
Total	$1,623	$707

Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

RiverSource Life Insurance Company

The Company has a macro hedge program to provide protection against the statutory tail scenario risk arising from variable annuity reserves on its statutory surplus and to cover some of the residual risks not covered by other hedging activities. As a means of economically hedging these risks, the Company uses futures, options and swaptions. Certain of the macro hedge derivatives used contain settlement provisions linked to both equity returns and interest rates; the remaining are either interest rate contracts or equity contracts. The Company’s macro hedge derivatives are included in Other contracts in the tables above.

EIA and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to EIA and IUL products will positively or negatively impact earnings over the life of these products. The equity component of the EIA and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options and futures contracts.

Cash Flow Hedges

During the year ended December 31, 2016, the Company held no derivatives that were designated as cash flow hedges. At December 31, 2016, the Company expects to reclassify $5 million of deferred loss on derivative instruments from AOCI to earnings during the next 12 months that will be recorded in net investment income. These were originally losses on derivative instruments related to interest rate swaptions. During the years ended December 31, 2016 and 2015, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy. For the years ended December 31, 2016, 2015 and 2014, the amounts recognized in earnings on derivative transactions that were ineffective were not material. See Note 18 for a summary of net unrealized losses included in AOCI related to previously designated cash flow hedges.

Currently, the longest period of time over which the Company is hedging exposure to the variability in future cash flows is two years and relates to interest credited on forecasted fixed premium product sales.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. See Note 16 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. At December 31, 2016 and 2015, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $206 million and $243 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2016 and 2015 was $198 million and $243 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position at December 31, 2016 and 2015 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $8 million and nil, respectively.

18.  SHAREHOLDER’S EQUITY

The following tables provide the amounts related to each component of OCI:

	Year Ended December 31, 2016
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized securities gains:
Net unrealized securities gains arising during the period(1)	$350	$(124)	$226
Reclassification of net securities gains included in net income(2)	(17)	6	(11)
Impact of deferred acquisition costs, deferred sales inducement costs, unearned revenue, benefit reserves and reinsurance recoverables	(242)	85	(157)
Net unrealized securities gains	91	(33)	58
Net unrealized derivatives gains:
Reclassification of net derivative losses included in net income(3)	6	(2)	4
Net unrealized derivatives gains	6	(2)	4
Other comprehensive income	$97	$(35)	$62

RiverSource Life Insurance Company

	Year Ended December 31, 2015
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized securities losses:
Net unrealized securities losses arising during the period(1)	$(997)	$351	$(646)
Reclassification of net securities gains included in net income(2)	(6)	2	(4)
Impact of deferred acquisition costs, deferred sales inducement costs, unearned revenue, benefit reserves and reinsurance recoverables	480	(168)	312
Net unrealized securities losses	(523)	185	(338)
Net unrealized derivatives gains:
Reclassification of net derivative losses included in net income(3)	6	(2)	4
Net unrealized derivatives gains	6	(2)	4
Other comprehensive loss	$(517)	$183	$(334)

	Year Ended December 31, 2014
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized securities gains:
Net unrealized securities gains arising during the period(1)	$445	$(156)	$289
Reclassification of net securities gains included in net income(2)	(40)	14	(26)
Impact of deferred acquisition costs, deferred sales inducement costs, unearned revenue, benefit reserves and reinsurance recoverables	(290)	101	(189)
Net unrealized securities gains	115	(41)	74
Net unrealized derivatives gains:
Reclassification of net derivative losses included in net income(3)	7	(2)	5
Net unrealized derivatives gains	7	(2)	5
Other comprehensive income	$122	$(43)	$79

(1)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)	Reclassification amounts are recorded in net investment income.

Other comprehensive income (loss) related to net unrealized securities gains (losses) includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Company

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Securities Gains (Losses)	Net Unrealized Derivatives Gains	Total
Balance, January 1, 2014	$667	$(17)	$650
OCI before reclassifications	100	—	100
Amounts reclassified from AOCI	(26)	5	(21)
Total OCI	74	5	79
Balance, December 31, 2014	741 (1)	(12)	729
OCI before reclassifications	(334)	—	(334)
Amounts reclassified from AOCI	(4)	4	—
Total OCI	(338)	4	(334)
Balance, December 31, 2015	403 (1)	(8)	395
OCI before reclassifications	69	—	69
Amounts reclassified from AOCI	(11)	4	(7)
Total OCI	58	4	62
Balance, December 31, 2016	$461 (1)	$(4)	$457

(1)

Includes nil, $2 million and $2 million of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities at December 31, 2016, 2015 and 2014, respectively.

19.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in millions)	2016	2015	2014
Current income tax
Federal	$18	$234	$2
State	1	2	(2)
Total current income tax	19	236	—
Deferred income tax
Federal	6	(91)	202
State	(1)	—	7
Total deferred income tax	5	(91)	209
Total income tax provision	$24	$145	$209

In December 2014, the Company received Internal Revenue Service (“IRS”) approval for a change in accounting method related to variable annuity hedging. Accordingly, the Company began using the approved method of accounting in the fourth quarter of 2014. The change to the approved method increased deferred tax expense and current tax receivables with a corresponding decrease to current tax expense and deferred tax assets of approximately $300 million in 2014.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

	Years Ended December 31,
	2016	2015	2014
Tax at U.S. statutory rate	35.0%	35.0%	35.0%
Changes in taxes resulting from:
Dividend received deduction	(17.1)	(14.0)	(10.4)
Low income housing tax credits	(9.4)	(6.1)	(4.7)
Foreign tax credit, net of addback	(3.8)	—	(1.0)
State taxes, net of federal benefit	—	—	0.3
Taxes applicable to prior years	(2.0)	—	(0.4)
Other, net	0.7	(0.9)	(1.0)
Income tax provision	3.4%	14.0%	17.8%

The effective tax rates are lower than the statutory rate as a result of tax preferred items including the dividends received deduction and low income housing credits. The decrease in the effective tax rate for the year ended December 31, 2016 compared to 2015 was primarily due to lower pretax income in relation to preferred items including the dividends received deduction and low income housing credits. The decrease in the effective tax rate for the year ended December 31, 2015 compared to 2014 was primarily due to an increase in the dividends received deduction compared to 2014 and slightly lower pretax income.

RiverSource Life Insurance Company

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Consolidated Balance Sheets, were as follows:

	December 31,
(in millions)	2016	2015
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$1,144	$1,357
Investment related	236	55
Other	13	15
Gross deferred income tax assets	1,393	1,427
Less: valuation allowance	8	8
Total deferred income tax assets	1,385	1,419
Deferred income tax liabilities
Deferred acquisition costs	695	709
Net unrealized gains on Available-for-Sale securities	251	217
Deferred sales inducement costs	113	125
Depreciation	23	23
Other	—	3
Gross deferred income tax liabilities	1,082	1,077
Net deferred income tax assets	$303	$342

Included in the Company’s deferred income tax assets are tax benefits related to state net operating losses of $7 million, net of federal benefit, which will expire beginning December 31, 2017. Based on analysis of the Company’s tax position, management believes it is more likely than not that the Company will not realize certain state deferred tax assets, primarily state net operating losses and therefore a valuation allowance of $8 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2016	2015	2014
Balance at January 1	$95	$160	$144
Additions based on tax positions related to the current year	6	11	13
Additions for tax positions of prior years	31	29	21
Reductions for tax positions of prior years	(68)	(105)	(18)
Settlements	(5)	—	—
Balance at December 31	$59	$95	$160

If recognized, approximately $6 million, $9 million and $7 million, net of federal tax benefits, of unrecognized tax benefits at December 31, 2016, 2015 and 2014, respectively, would affect the effective tax rate.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $50 million to $60 million in the next 12 months due to resolution of IRS examinations.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net decrease of $39 million, and a net increase of $1 million, and $4 million in interest and penalties for the years ended December 31, 2016, 2015 and 2014, respectively. At December 31, 2016 and 2015, the Company had a payable of $2 million and $41 million, respectively, related to accrued interest and penalties.

The Company or one or more of its subsidiaries files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. In 2016, the Company received a settlement as final resolution to the 1997 through 2005 IRS audit. The IRS has completed its examination of the 2006 through 2011 tax returns and these years are effectively settled; however, the statutes of limitation, except for 2007, remain open for certain carryover adjustments. The IRS is currently auditing the Company’s U.S. income tax returns for 2012 and 2013. The Company’s or certain of its subsidiaries’ state income tax returns are currently under examination by various jurisdictions for years ranging from 2010 through 2014 and remain open for all years after 2014.

RiverSource Life Insurance Company

20.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2016	2015
Commercial mortgage loans	$68	$73
Residential mortgage loans	185	447
Affordable housing and other real estate partnerships	177	117
Total funding commitments	$430	$637

The decrease in residential mortgage loan funding commitments at December 31, 2016 compared to the prior period is primarily due to the sale of loans. See Note 6 for additional information.

Since the Company expects many of the commitments related to residential mortgage loans to expire without being drawn, total commitment amounts do not necessarily represent the Company’s future liquidity requirements. In addition, residential mortgage loans include credit lines that are cancelable upon notification to the borrower.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2016, these guarantees range from 1% to 5%.

Contingencies

The Company is required by law to be a member of the guaranty fund association in every state where it is licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. At December 31, 2016 and 2015, the estimated liability was $16 million and $13 million, respectively, and the related premium tax asset was $14 million and $12 million, respectively. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its consolidated financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

S-6323 CC (5/17)

PART C

Item 24. Financial Statements and Exhibits

(a)	Financial Statements included in Part B of this Registration Statement:

RiverSource Account F

Report of Independent Registered Public Accounting Firm dated April 21, 2017

Statements of Assets and Liabilities as of Dec. 31, 2016

Statements of Operations for the year ended Dec. 31, 2016

Statements of Changes in Net Assets for the years ended Dec. 31, 2016 and 2015

Notes to Financial Statements

The audited financial statements of RiverSource Life Insurance Company:

Report of Independent Registered Public Accounting Firm dated Feb.23, 2017

Consolidated Balance Sheets as of Dec. 31, 2016 and 2015

Consolidated Statements of Income for the years ended Dec. 31, 2016, 2015 and 2014

Consolidated Statements of Comprehensive Income for the years ended Dec. 31, 2016, 2015 and 2014

Consolidated Statements of Shareholder’s Equity for the three years ended Dec. 31, 2016, 2015 and 2014

Consolidated Statements of Cash Flows for the years ended Dec. 31, 2016, 2015 and 2014

Notes to Consolidated Financial Statements

(b)	Exhibits:

1.1	Resolution of the Executive Committee of the Board of Directors of IDS Life adopted May 13, 1981, filed electronically as Exhibit 1.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.2	Resolution of the Executive Committee of the Board of Directors of IDS Life establishing Account N on April 17, 1985, filed electronically as Exhibit 1.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.3	Resolution of the Board of Directors of IDS Life establishing Accounts IZ and JZ on September 20, 1991, filed electronically as Exhibit 1.3 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.4	Consent in Writing in Lieu of Meeting of Board of Directors establishing Accounts MZ, KZ and LZ on April 2, 1996, filed electronically as Exhibit 1.4 to Post-Effective Amendment No. 6 to Registration Statement No. 33-47302, is incorporated by reference.

1.5	Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

1.6	Unanimous Consent in Writing effective Jan. 2, 2007 of the Board of Directors of IDS Life Insurance Company (now known as RiverSource Life Insurance Company) renaming IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ, TZ to the new name RiverSource Account F, filed electronically as Exhibit 1.6 to Post-Effective Amendment No. 27 to Registration Statement No. 33-4173, is incorporated herein by reference.

2.	Not Applicable.

3.	Form of Principle Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.1	Form of Group Deferred Variable Annuity Contract (form 34660) dated April, 1992, filed electronically as Exhibit 4 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

4.2	Copy of Company name change endorsement (form 131115) for RiverSource Life Insurance Company, filed as Exhibit 4.32 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated by reference.

5.	Copy of Variable Group Deferred Annuity Contract Application (form 34661) dated May, 1992, filed electronically as Exhibit 5 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

6.1	Copy of Certificate of Incorporation of IDS Life, filed electronically as Exhibit 6.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

6.2	Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company, filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, is incorporated by reference.

6.3	Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

7.	Not Applicable.

8.	Copy of Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.23 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311, is incorporated by reference.

9.	Opinion of counsel and consent to its use as to the legality of the securities registered is filed electronically herewith.

10.	Consent of Independent Registered Public Accounting Firm, filed electronically herewith.

11.	None.

12.	Not Applicable.

13.	Power of Attorney to sign Amendment to this Registration Statement dated Jan. 19, 2017 filed electronically as Exhibit 13 to Post-Effective Amendment No. 13 to Registration Statement No.333-186218, is incorporated herein by reference.

Item 25. Directors and Officers of the Depositor

Directors and Officers of the Depositor RiverSource Life Insurance Company:

Name	Principal Business Address*	Position and Offices With Depositor

John R. Woerner		Chairman of the Board and President

Gumer C. Alvero		Director and Executive Vice President – Annuities

Richard N. Bush		Senior Vice President – Corporate Tax

Steve M. Gathje		Director, Senior Vice President And Chief Actuary

Shweta Jhanji		Treasurer

Colin J. Lundgren		Director

Brian J. McGrane		Director, Executive Vice President and Chief Financial Officer

Thomas R. Moore		Secretary

Jeninne C. McGee		Director

Jon Stenberg		Director and Executive Vice President – Life & Disability Insurance

David K. Stewart	Senior Vice President and Controller

Mark Gorham	Director and Vice President – Insurance Product Development

Lynn Abbott	Vice President – National Sales Manager and Fund Management

*	The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 26. Persons Controlled by or Under Common Control of the Depositor or Registrant

SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.

Parent Company	Incorp State
Ameriprise Financial, Inc.	DE
Subsidiary Name	Incorp State
Ameriprise Advisor Capital, LLC	DE
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
201 Eleventh Street South, LLC	MN
Ameriprise India Private Limited	India
Ameriprise India Insurance Brokers Services Private Limited*	India
Switzerland	Ameriprise International Holdings GmbH
Switzerland	Ameriprise Asset Management Holdings GmbH
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore
Ameriprise Asset Management Holdings Hong Kong Limited	Hong Kong
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Threadneedle Asset Management Malaysia Sdn Bhd.	Malaysia
Threadneedle Investment Singapore (Pte.) Ltd.	Singapore
Threadneedle Investments Taiwan Ltd.	Taiwan
Ameriprise Holdings Singapore (Pte.) Ltd.	Singapore
Threadneedle Asset Management Holdings Sàrl	Luxembourg
(See separate organization chart for other entities)
Threadneedle EMEA Holdings 1, LLC	MN
Ameriprise National Trust Bank	Federal
Ameriprise Trust Company	MN
AMPF Holding Corporation	MI
American Enterprise Investment Services Inc.**	MN
Ameriprise Advisory Management, LLC	DE

Ameriprise Financial Services, Inc.**	DE
AMPF Property Corporation	MI
AMPF Realty Corporation	MI
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
Emerging Global Advisors, LLC	DE
GA Legacy, LLC	DE
J. & W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.**	DE
Seligman Partners, LLC	DE
RiverSource CDO Seed Investments, LLC	MN
Columbia Management Investment Services Corp.	MN
IDS Property Casualty Insurance Company	WI
Ameriprise Auto & Home Insurance Agency, Inc.	WI
Ameriprise Insurance Company	WI
RiverSource Distributors, Inc.**	DE
RiverSource Life Insurance Company	MN
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY
RiverSource REO 1, LLC	MN
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Portfolio, LLC	DE

*	This entity has two shareholders: Ameriprise Financial, Inc. (19%) and Ameriprise India Private Limited (81%).
**	Registered Broker-Dealer

Item 27. Number of Contract owners

As of March 31, 2017, there were 58,073 qualified contracts and 21,928 non-qualified contract owners.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) RiverSource Distributors Inc. acts as principal underwriter for:

RiverSource Variable Annuity Account 1

RiverSource Variable Annuity Account

RiverSource Account F

RiverSource Variable Annuity Fund A

RiverSource Variable Annuity Fund B

RiverSource Variable Account 10

RiverSource Account SBS

RiverSource MVA Account

RiverSource Account MGA

RiverSource Account for Smith Barney

RiverSource Variable Life Separate Account

RiverSource Variable Life Account

RiverSource of New York Variable Annuity Account 1

RiverSource of New York Variable Annuity Account 2

RiverSource of New York Account 4

RiverSource of New York Account 7

RiverSource of New York Account 8

(b)	As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address*	Positions and Offices with Underwriter
Lynn Abbott	President

Gumer C. Alvero	Director and Vice President

Shweta Jhanji	Assistant Treasurer

Thomas R. Moore	Secretary

Mark D. Scalercio	Vice President

Jon Stenberg	Director and Vice President

Jeffrey J. Scherman	Chief Financial Officer

John R. Woerner	Chairman of the Board and Chief Executive Officer

*	Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474

(c)	RiverSource Distributors, Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
RiverSource Distributors, Inc.	$ 403,351,214	None	None	None

Item 30. Location of Accounts and Records

RiverSource Life Insurance Company

70100 Ameriprise Financial Center

Minneapolis, MN 55474

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)	Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to IDS Life Contract Owner Service at the address or phone number listed in the prospectus.

(d)	The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 26th day of April, 2017.

RiverSource Account F
(Registrant)

By RiverSource Life Insurance Company
(Depositor)

By	/s/ John R. Woerner*
John R. Woerner
Chairman of the Board and
President

As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 26th day of April, 2017.

Signature	Title
/s/ Gumer C. Alvero* Gumer C. Alvero	Director and Executive Vice President – Annuities

/s/ Richard N. Bush*	Senior Vice President – Corporate Tax
Richard N. Bush

/s/ Steve M. Gathje* Steve M. Gathje	Director, Senior Vice President and Chief Actuary

/s/ Shweta Jhanji*	Treasurer
Shweta Jhanji

/s/ Brian J. McGrane* Brian J. McGrane	Director, Executive Vice President and Chief Financial Officer

/s/ Jeninne C. McGee* Jeninne C. McGee	Director

/s/ Jon Stenberg* Jon Stenberg	Director and Executive Vice President - Life and Disability Insurance

/s/ Colin J. Lundgren* Colin J. Lundgren	Director

/s/ John R. Woerner* John R. Woerner	Chairman of the Board and President

/s/ David K. Stewart* David K. Stewart	Senior Vice President and Controller

*	Signed pursuant Power of Attorney to sign Amendment to this Registration Statement, dated Jan.19, 2017 filed electronically as Exhibit 13 to Post-Effective Amendment No. 13 to Registration Statement No.333-186218, by:

/s/ Nicole D. Wood
Nicole D. Wood
Vice President and Group Counsel

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 29

This Amendment is comprised of the following papers and documents:

The cover page.

Part A. The prospectus for RiverSource Group Variable Annuity Contract.

Part B. Statement of Additional Information for RiverSource Account F dated May 1, 2017

Financial Statements.

Part C. Other Information.

The signatures.

EXHIBIT INDEX

9.	Opinion of counsel and consent to its use as to the legality of the securities registered.

10.	Consent of Independent Registered Public Accounting Firm.